As filed with the Securities and Exchange Commission on April 23, 2007

Registration Nos. 33-82610; 811-03249

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. ( )

POST-EFFECTIVE AMENDMENT NO. 17 (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

                 Amendment No. 31(X)

(Check appropriate box or boxes)

MAXIM SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor's Principal Executive Officers) (Zip Code)

Depositor's Telephone Number, including Area Code:

(800) 537-2033

Raymond L. McFeetors

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

Copy to:

James F. Jorden, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W., Suite 400 East

Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate space):

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement

Immediately upon filing pursuant to paragraph (b)
X	On May 1, 2007, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On	, pursuant to paragraph (a)(1)

If appropriate, check the following:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: flexible premium deferred variable annuity contracts

Maximum Value Plan

An Individual Flexible Premium Deferred Variable Annuity Contract

Distributed by

GWFS Equities, Inc.

Issued by

Great-West Life & Annuity Insurance Company

Overview

This prospectus describes the Maximum Value Plan—an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (we, us, or Great-West). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the “Contract.”

This prospectus presents important information you should read before purchasing the Contract. Please read it carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (“SAI”) dated May 1, 2007, which has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus, which means that it is legally a part of this prospectus. The SAI’s table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Who Should Invest

The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity (“Annuity IRA”) or for other long-term investment purposes.

Allocating Your Money

You can allocate your money among 18 Investment Divisions of Maxim Series Account (“Series Account”). Each Investment Division invests all of its assets in one of 18 corresponding mutual funds (“Eligible Funds”). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund. Following is a list of the Eligible Funds:

Maxim Series Fund, Inc.:

Maxim Money Market Portfolio

Maxim Bond Index Portfolio

Maxim Stock Index Portfolio

Maxim U.S. Government Securities Portfolio

Maxim Index 600 Portfolio

Maxim Ariel Mid-Cap Value Portfolio

Maxim Trusco Small-Cap Growth Portfolio (formerly Maxim MFS® Small-Cap Growth Portfolio)

Maxim INVESCO ADR Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Loomis-Sayles Bond Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2007

Maxim Ariel Small-Cap Value Portfolio

Maxim T. Rowe Price MidCap Growth

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Fidelity Variable Insurance Products Fund:

Fidelity VIP Contrafund® Portfolio

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse’s and/or beneficiaries’ lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

800-228-8706

.

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This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and if given or made, such other information or representations must not be relied upon.

The Contract is not available in all states.

Table of Contents

Definitions

Fee Tables

Condensed Financial Information

Key Features of the Contract

Great-West Life & Annuity Insurance Company and the Series Account

The Eligible Funds

Application and Initial Contributions

Additional Contributions

Annuity Account Value

Transfers

Market Timing and Excessive Trading

Automatic Custom Transfers

Telephone/Internet Transactions

Cash Withdrawals

Death Benefit

Charges and Deductions

Payment Options

Annuity Payments

Federal Tax Matters

Taxation of Annuities

Assignments or Pledges

Distribution of the Contracts

Voting Rights

Rights Reserved by Great-West

Adding and Discontinuing Investment Divisions

Substitution of Investments

Legal Matters

Legal Proceedings

Available Information

Appendix A: Condensed Financial Information

Appendix B: Calculation of the Net Investment Factor

Definitions

Accumulation Period

The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit

An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices

The administrative offices of Great-West, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant

The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date

The date payments begin under an annuity payment option.

Annuity Account

An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value

The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period

The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit

An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan

A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary

The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions

The amounts you invest or deposit into your annuity.

Contingent Owner

The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date

The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund

A mutual fund in which an Investment Division invests all of its assets.

Guaranteed Account Value

The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account

The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Individual Retirement Annuity (“Annuity IRA”)

An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Investment Division

The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.

Owner (Joint Owner) or you

The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax

A tax charged by a state or other local governmental authority in connection with your Contract.

Request

Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account

The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract. It is registered as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”), as amended, and consists of the individual Investment Divisions.

Surrender Charge

A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.

Surrender Value

The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date

The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.

Transfer

When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date

A date on which we calculate the value of the Investment Divisions. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Variable Account Value

The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts

An account we maintain for you that reflects the value credited to you from an Investment Division.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State Premium Taxes may also be deducted.

Contract Owner Transaction Expenses

(as a percentage of Contributions)	None

Maximum Surrender Charge (as a percentage

of amount surrendered)	7%* maximum

Transfer Fee	None

* The Surrender Charge is equal to the percentage of the amount distributed less the “Free Amount” based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7 or more	0%

For more information about the circumstances in which the “Free Amount” may apply, see “Surrender Charges” on page xx of this prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

Annual Contract Maintenance Charge	$27.00

Series Account Annual Expenses

Mortality and Expense Risk Charge	1.25%

Account Fees and Expenses	None

Total Series Account Annual Expenses	1.25%

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund’s fees and expenses is contained in the prospectus for each Eligible Fund.

Total Annual Eligible Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from Eligible Fund

assets, including management fees, distribution

[and/or service] (12b-1) fees, and other expenses)	.46%	1.29%[1]

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 915	$ 1353	$ 1864	$ 3742

The expenses shown include fees and expenses incurred indirectly certain Eligible Funds (the Maxim Profile Portfolios) as a result of their investment in shares of one or more acquired funds. The expenses shown do not reflect any fee waiver or expense reimbursement. The advisers of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.

(2) If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 270	$ 872	$ 1561	$ 3742

(3) If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$ 270	$ 872	$1561	$ 3742

The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and Example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” on page xx of this prospectus.

Condensed Financial Information

A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is also included in the Series Account’s financial statements, which have been audited by Deloitte & Touche LLP, independent registered public accounting firm. To obtain a fuller picture of each Investment Division’s finances and performance, you should also review the Series Account’s financial statements, which are contained in the SAI.

Key Features of the Contract

Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest

You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:

•	$5,000; or
•	$2,000 if an Annuity IRA

The minimum additional Contribution is:

•	$500; or
•	$50 if made via Automatic Contribution Plan

Allocation of Your Contributions

Your initial Contribution and any subsequent Contributions will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period

The Contract provides for a “free look” period that allows you to cancel your Contract generally within ten days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices

The Contract gives you an opportunity to select among 18 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.

The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund by contacting Great-West.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract

You pay the following charges under the Contract:

•	An annual contract maintenance charge
•	A mortality and expense risk charge

You may also have to pay:

•	A Surrender Charge (if you withdraw Annuity Account Value within seven years after purchasing the Contract)
•	A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers

You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date.

There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals

You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.

Withdrawals may be taxable, and if made prior to age 59½, subject to an additional 10% early withdrawal penalty federal tax.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender Charge.

Payment Options

A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit

The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of:

•	the Annuity Account Value on the date of death, less any applicable Premium Tax; or
•	the sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.

Great-West Life & Annuity Insurance Company and the Series Account

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company originally organized under the laws of the State of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the State of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco

Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the Securities and Exchange Commission.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account currently has 18 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. If we decide to make additional Investment Divisions available to Owners of the Contracts, we may or may not make them available to you based on our assessment of marketing needs and investment conditions.

The Eligible Funds

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the Securities and Exchange Commission as an open-end management investment company or portfolio thereof. The Securities and Exchange Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly traded mutual funds with similar names and investment objectives have established some of the Eligible Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.

GWFS may receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Eligible Funds for providing distribution related services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.25% annually of Series Account assets invested in an Eligible Fund.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Eligible Fund invests in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Eligible Fund also invests in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or unrated securities of comparable quality). Additionally, this Eligible Fund invests in securities with a weighted average maturity of less than 90 days and in securities which are only denominated in U.S. dollars. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the “Lehman Index”).

Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Lehman Index, and a portfolio of securities using a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor’s (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap 400 Index, weighted according to their respective pro-rata shares of the market.1 The S&P Mid-Cap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the S&P’s Corporation of companies having a weighted marked capitalization averaging $3.4 billion. This Eligible Fund seeks to own the securities contained in the benchmark indexes in as close as possible a proportion as each stock’s weight in the benchmark indexes. This may be accomplished through ownership of all stocks in the benchmark indexes and/or through a combination of stock ownership and owning futures contracts on the benchmark indexes and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark indexes.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This Eligible Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. It invests in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This Eligible Fund invests in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, this Eligible Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, it sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the Eligible Fund is committed to buy may decline below the price of the securities it has sold.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.1 The stocks which make up the S&P 600 Stock Index trade on the New York Stock Exchange, American Stock and Options Exchange, or NASDAQ over-the-counter market. The S&P 600 Stock Index is designed

_________________________

1 Standard & Poor’s®”, “S&P®”, S&P Small-Cap 600 Stock Index, S&P 500 Composite Stock Price Index, S&P Mid-Cap Index, S&P 500/Citigroup Value Index and “S&P 500/Citigroup Growth Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great West Life & Annuity Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market. This Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock’s weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($2.09 billion to $5.22 billion), medium ($5.22 billion to $16.54 billion), or medium/large ($16.54 billion to $59.30 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. This Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. This Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim Trusco Small-Cap Growth Portfolio (formerly Maxim MFS® Small-Cap Growth Portfolio) seeks to achieve long-term capital growth. Under normal circumstances, this Eligible Fund invests in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This Eligible Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion. This Eligible Fund will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth. This Eligible Fund invests up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Eligible Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets. This Eligible Fund will select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion. It will analyze potential investments through computer analysis which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth. This Eligible Fund utilizes a global sector based approach to company research.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This Eligible Fund emphasizes companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation. It invests in companies which have some of the following characteristics: established operating histories; above-average current dividend yields relative to Standard & Poor’s 500 Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500 Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises. This Eligible Fund may also invest up to 25% of its total assets in foreign securities. In pursuing its investment objective, this Eligible Fund’s sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Eligible Fund’s management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchase, including futures and options, in keeping with the Eligible Fund’s objectives. This Eligible Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. This Eligible Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Eligible Fund, and maximum total return potential. This Eligible Fund may also invest up to 20% in preferred stocks and convertible preferred stocks, up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation, and up to 35% in below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($2.09 billion and below) or medium/small ($2.09 million to $5.22 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase. This Eligible Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P 400 MidCap Index or the Russell MidCap Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The Portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. This Eligible Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, operate in industries experiencing increasing demand, or are believed to be undervalued in the market place. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure, and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using the sub-adviser’s fundamental research, which encompasses both qualitative and quantitative analysis. The Eligible Fund will be broadly diversified, which helps to mitigate the downside risk attributable to any single poorly-performing security. This Eligible Fund may invest up to 25% of its total assets in foreign securities. In pursuing its investment objective, the Eligible Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Eligible Fund’s management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with the Eligible Fund’s objectives. The Eligible Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizons and personal objectives.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Eligible Fund invests in securities of companies whose value it believes is not fully recognized by the public. It uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments. This strategy can lead to investments in domestic or foreign issuers. Fidelity Management and Research Company may invest in either “growth” stocks or “value” stocks or both.

Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC (“MCM”)), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 82 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the Securities and Exchange Commission, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLC (“Ariel”) is the sub-adviser to the Maxim Ariel Mid-Cap Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

BNY Investment Advisors (“BNY”) is the sub-adviser to the Maxim Stock Index, Maxim Index 600, Maxim Value Index and Maxim Growth Index Portfolios. BNY is located at One Wall Street, New York, New York 10286. BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.

INVESCO Global Asset Management (N.A.), Inc. is the sub-adviser to the Maxim INVESCO ADR Portfolio. INVESCO Global Asset Management (N.A.), Inc. is located at 1360 Peachtree Street N.E. #100, Atlanta, Georgia 30309.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis-Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the sub-adviser to the Maxim T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.

Trusco Capital Management, Inc. (“Trusco”) is the sub-adviser to the Maxim Trusco Small-Cap Growth Portfolio. Trusco is located at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment

All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds

Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-228-8706, or by writing to Great-West’s Administrative Offices. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

Application and Initial Contributions

The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

•	$5,000; or
•	$2,000 if an Annuity IRA.

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West’s Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10-day (or longer where required by state law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you.

If you exercise the free look privilege, you must return the Contract to Great-West’s Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

Additional Contributions

You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

•	$500; or
•	$50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value

Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division’s Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division’s Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division's assets is determined at the end of each Valuation Date. A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk®, or through the Internet, will not be processed.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

Transfers

In General

Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West’s Administrative Offices, by calling KeyTalk® - the voice response unit at 1-800-701-8255, or through the Internet at http://www.gwrs.com.

Your Request must specify:

•	the amounts being Transferred,
•	the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made, and
•	the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer.

If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from the Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately (unless the applicable Eligible Fund requires that a restriction be implemented immediately without warning, in which case the trading restriction described below will be implemented immediately and written notice of the same will be provided to the individual). We will then provide a subsequent report of the Owner's trading activity to the Eligible Fund. If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to Great-West through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual.

Please note that the Series Account’s market timing procedures are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading.

Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Owners should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect of that Eligible Fund. Under rules adopted by the SEC, we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in the Eligible Funds’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by Eligible Funds.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of an Investment Division is $100 per month.
•

You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) specify the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer

Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

•	Your entire Variable Account Value must be included.
•	You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing.

You may modify the allocations or stop rebalancer at any time, by Request.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

Telephone/Internet Transactions

You may make Transfer Requests by telephone by using KeyTalk®, or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West’s Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

•	No withdrawals may be made after the Annuity Commencement Date.
•	If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
•	Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
•	If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.
•	If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
•	Proceeds will generally be paid in one lump sum within seven days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of seven days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions are not clear, your Request will be denied and your withdrawal will not be processed.

After a withdrawal of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service (“IRS”). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit

Death Benefit Payments--After Annuity Commencement Date

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant’s date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant’s death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date

If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date

If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date

If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

(a)	First, to the surviving Joint Owner.
(b)	If there is no surviving Joint Owner, then to the Contingent Owner.
(c)	If there is no Contingent Owner, then to the Annuitant.

If the Owner’s surviving spouse is the person entitled to receive benefits upon the Owner’s death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date

If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

• the Annuity Account Value as of the date of death, less any applicable Premium Tax; or

• the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

• new allocation instructions are requested by the Beneficiary; or

• the death benefit is actually paid to the Beneficiary

The death benefit will become payable following receipt by Great-West of the Beneficiary’s Request. Unless otherwise specified by the Owner prior to the Annuitant’s death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

• payment in a single sum; or
• payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner’s death from a Contract purchased on a non-tax qualified basis (“Non-Qualified Contract”) before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to Internal Revenue Code §72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner’s death. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under Internal Revenue Code §72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner’s death. Payments must be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to Internal Revenue Code §401(a)(9).

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West’s Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions

No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

•	An annual contract maintenance charge, and
•	a mortality and expense risk charge.

You may also pay:

•	a Surrender Charge (only for withdrawals within the first seven Contract years), and
•	deductions for Premium Tax (only if applicable depending on your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

Annual Contract Maintenance Charge

Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.

The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

•	The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.
•	The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.

The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax

We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge

We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.

•	The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.
•	The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
•	Only one Free Amount is available in each calendar year.
•	The Free Amount will be applied to the first withdrawal made in each year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

•	you Request an annuity option with a payment period of at least 36 months; or
•	you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
•	the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Percentage of Distribution
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0%

Expenses of the Eligible Funds

The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds’ fees and deductions. You bear these costs indirectly when you allocate to an Investment Division. Additional information about the fees and deductions can be found in the Eligible Funds’ prospectuses.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options

Periodic Payments

You may Request that all or part of the Annuity Account Value be applied to a periodic payment option.

In Requesting periodic payments, you must elect:

•	The payment frequency of either 12-, 6-, 3- or 1-month intervals;
•	A payment amount—a minimum of $50 is required;
•	The calendar day of the month on which payments will be made;
•	One payment option; and
•

The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) Prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) Select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

•	You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
•	You may keep the same investment options as were in force before periodic payments began.
•	Charges and fees under the Contract continue to apply.
•

The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

•	the date the amount elected to be paid under the option selected has been reduced to zero.
•	the Annuity Account Value is zero.
•	You Request that withdrawals stop.
•	You or the Annuitant dies.

Periodic Payment Options

If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1—Income for a specified period (at least 36 months)

You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2—Income of a specified amount (at least 36 months)

You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3-–Interest Only

The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the Annuity Account Value is invested in the Guaranteed Sub-Account.

Option 4--Minimum distribution

If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5-–Any Other Form (at least 36 months)

Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

Annuity Payments

Annuity Commencement Date

You choose the date you would like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by Great-West at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 ½.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 ½, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you are using this Contract in connection with an Individual Retirement Account, you should consider consulting a competent tax adviser regarding the application of the minimum distribution requirements.

Annuity Payment Options

You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1—Income of specified amount

(Available as fixed payments only)

The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2—Income for a specified period

(Available as fixed payments only)

Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3—Life annuity with guaranteed period

This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4—Life annuity

This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 – Any other form

Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions

Amount of first payment

The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return (“AIR”) of 5%.

Annuity units

The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment

After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments

The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by Great-West. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

Transfers after the Annuity Commencement Date

Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions

Once payments start under the annuity payment option you select:

•	no changes can be made in the annuity form,
•	no additional Contributions will be accepted under the Contract, and
•	no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" for details.

Federal Tax Matters

Seek Tax Advice

The discussion below of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax adviser should be consulted for further information.

Introduction

The following discussion is a general description of the federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis (“Non-Qualified Contract”) or purchased and used in connection with IRAs (“Annuity IRA”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

In General

Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a “natural person” will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

•	Where the Contract is acquired by the estate of a decedent.
•	Where the Contract is an Annuity IRA.
•	Where the Contract is a qualified funding asset for a structured settlement.
•	Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.
•	Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the “investment in the contract” at that time. The “investment in the Contract” generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any annuity payment is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity payments

Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

Penalty tax

For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner attains age 59½.
•	Made as a result of the death or disability of the Owner under the Contract.
•	Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary.
•	Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax adviser.

Taxation of death benefit proceeds

Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
•	If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1.

If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.

2.

If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to the rules under Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be “adequately diversified” in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Internal Revenue Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers, assignments or exchanges

A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax adviser before purchasing more than one Contract.

Withholding

Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the Owner’s tax status. Owners, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges

Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Individual Retirement Annuities

Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70½. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges

Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under “Taxation of Annuities.” Please consult a competent tax adviser for further information.

Distribution of the Contracts

GWFS Equities, Inc. (”GWFS”) is the principal underwriter and distributor of the Contracts. GWFS is a wholly owned subsidiary of Great-West and is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.

Voting Rights

To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
•	To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.
•	To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.

•	To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
•	To change the time or time of day at which a Valuation Date is deemed to have ended.
•

To make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.

Adding and Discontinuing Investment Divisions

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

Substitution of Investments

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the Securities and Exchange Commission, and prior notice to you.

Legal Matters

Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.

Legal Proceedings

There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, Inc., the principal underwriter of the Contracts. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Independent Registered Public Accounting Firm

The financial statements of Great-West appearing in the Statement of Additional Information and the related financial statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the registration statement which reports express an unqualified opinion on the financial statements and financial statement schedules and include an explanatory paragraph referring to Great-West’s change in method of accounting for share-based payments and defined benefit and other post-retirement plans as required by accounting guidance which Great-West adopted on January 1, 2006 and December 31, 2006, respectively, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Available Information

We have filed a registration statement ("Registration Statement") with the Securities and Exchange Commission under the 1933 Act and the 1940 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the public reference room of the Securities and Exchange Commission located at 100 F Street, N.E., Washington, D.C.

The Statement of Additional Information contains more specific information relating to the Series Account and Great-West, such as:

•	Custodian and Independent Registered Public Accounting Firm;
•	Underwriter; and
•	Financial Statements

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
FIDELITY VIP CONTRAFUND
Value at beginning of period	17.15	14.85	13.02	10.26	11.46	13.23	14.35	10.00
Value at end of period	18.92	17.15	14.85	13.02	10.26	11.46	13.23	14.35
Number of accumulation units outstanding at end of period	9,453	10,879	13,018	12,839	15,923	25,897	33,124	11,336
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	35.98	35.24	31.78	24.83	28.18	24.15	20.60	20.80	15.75	14.12
Value at end of period	39.56	35.98	35.24	31.78	24.83	28.18	24.15	20.60	20.80	15.75
Number of accumulation units outstanding at end of period	17,646	23,248	26,967	28,088	27,764	30,078	29,343	51,895	52,202	49,565
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	33.98	34.57	28.65	22.45	24.25	21.24	16.98	18.25	17.07	13.51
Value at end of period	37.77	33.98	34.57	28.65	22.45	24.25	21.24	16.98	18.25	17.07
Number of accumulation units outstanding at end of period	7,082	8,002	8,024	7,607	10,923	6,514	2,879	5,405	5,611	3,046
MAXIM BOND INDEX
Value at beginning of period	11.24	11.15	10.93	10.74	10.00
Value at end of period	11.52	11.24	11.15	10.93	10.74
Number of accumulation units outstanding at end of period	4,710	4,306	4,374	4,610	3,557
MAXIM INDEX 600
Value at beginning of period	29.38	27.79	23.11	16.94	20.24	19.37	17.79	16.10	16.57	13.87
Value at end of period	33.25	29.38	27.79	23.11	16.94	20.24	19.39	17.79	16.10	16.57
Number of accumulation units outstanding at end of period	14,092	16,645	17,845	16,092	13,926	17,208	18,670	20,517	19,021	14,918
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	25.58	24.97	22.78	17.73	16.16	15.96	15.45	14.91	14.60	13.12
Value at end of period	28.06	25.58	24.97	22.78	17.73	16.16	15.96	15.45	14.91	14.60
Number of accumulation units outstanding at end of period	9,213	12,227	15,128	14,064	14,888	52,542	56,967	60,769	77,918	23,403
MAXIM INVESCO ADR
Value at beginning of period	20.83	18.95	16.04	12.37	14.42	17.50	19.72	16.28	14.90	13.46
Value at end of period	25.48	20.83	18.95	16.04	12.37	14.42	17.50	19.72	16.28	14.90
Number of accumulation units outstanding at end of period	21,614	20,938	18,197	20,146	16,951	20,956	23,147	27,044	35,311	31,948

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
MAXIM MONEY MARKET
Value at beginning of period	12.76	12.57	12.61	12.68	12.66	12.36	11.80	11.40	10.97	10.55
Value at end of period	13.18	12.76	12.57	12.61	12.68	12.66	12.36	11.80	11.40	10.97
Number of accumulation units outstanding at end of period	99,869	65,964	72,990	97,844	110,458	112,573	85,500	278,853	72,950	55,510
MAXIM STOCK INDEX
Value at beginning of period	26.70	25.74	23.53	18.56	24.07	27.60	30.35	25.67	20.50	15.70
Value at end of period	30.24	26.70	25.74	23.53	18.56	24.07	27.60	30.35	25.67	20.50
Number of accumulation units outstanding at end of period	73,268	78,956	91,037	105,025	107,411	137,794	156,654	124,499	154,519	169,289
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	29.67	28.85	25.39	20.45	23.84	23.75	21.30	20.86	19.39	15.24
Value at end of period	34.90	29.67	28.85	25.39	20.45	23.84	23.75	21.30	20.86	19.39
Number of accumulation units outstanding at end of period	29,263	37,594	39,929	46,571	43,736	50,304	55,601	75,493	88,484	106,469
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	16.85	16.70	16.27	16.06	14.81	14.01	12.83	12.95	12.23	11.41
Value at end of period	17.36	16.85	16.70	16.27	16.06	14.81	14.01	12.83	12.95	12.23
Number of accumulation units outstanding at end of period	7,964	12,932	15,586	19,264	21,503	14,175	10,223	22,422	28,453	12,346
MAXIM T.ROWE PRICE MIDCAP GROWTH
Value at beginning of period	21.81	19.35	16.59	12.19	15.82	16.21	15.29	12.42	10.00
Value at end of period	22.99	21.81	19.35	16.59	12.19	15.82	16.21	15.29	12.42
Number of accumulation units outstanding at end of period	17,435	21,897	24,281	23,154	24,170	36,668	39,552	10,285	10,161
MAXIM TRUSCO SMALL-CAP GROWTH
Value at beginning of period	25.04	24.24	23.15	17.90	26.26	34.47	39.84	10.00
Value at end of period	25.39	25.04	24.24	23.15	17.90	26.26	34.47	39.84
Number of accumulation units outstanding at end of period	12,752	15,450	19,753	23,915	25,685	38,392	46,875	34,724

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2006	2005	2004	2003	2002	2001	2000	1999
MAXIM AGGRESSIVE PROFILE Ia
Value at beginning of period	15.21	14.16	12.27	9.51	11.69	12.56	13.65	11.35
Value at end of period	17.36	15.21	14.16	12.27	9.51	11.69	12.56	13.65
Number of accumulation units outstanding at end of period	3,382	1,151	1,025	3,427	4,426	6,176	6,417	6,019
MAXIM MODERATELY AGGRESSIVE PROFILE Ia
Value at beginning of period	15.08	14.18	12.66	10.34	11.91	12.64	13.38	11.10
Value at end of period	16.94	15.08	14.18	12.66	10.34	11.91	12.64	13.38
Number of accumulation units outstanding at end of period	5,408	12,522	14,121	16,962	13,911	37,412	30,244	32,080
MAXIM MODERATE PROFILE Ia
Value at beginning of period	14.62	13.93	12.66	10.67	11.81	12.30	12.63	10.98
Value at end of period	16.17	14.62	13.93	12.66	10.67	11.81	12.30	12.63
Number of accumulation units outstanding at end of period	20,120	37,438	41,394	44,389	24,329	24,656	23,877	29,200
MAXIM MODERATELY CONSERVATIVE PROFILE Ia
Value at beginning of period	13.61	13.01	12.01	10.44	11.17	11.34	11.54	10.79
Value at end of period	14.77	13.61	13.01	12.01	10.44	11.17	11.34	11.54
Number of accumulation units outstanding at end of period	2,605	2,984	2,922	2,852	877	4,173	5,753	5,942
MAXIM CONSERVATIVE PROFILE Ia
Value at beginning of period	13.70	13.31	12.61	11.47	11.69	11.51	11.01	10.63
Value at end of period	14.58	13.70	13.31	12.61	11.47	11.69	11.51	11.01
Number of accumulation units outstanding at end of period	595	3,012	3,012	3,012	2,011	8,012	10,796	17,411

a The Investment Division commenced operations under this contract on January 15, 1998, at a unit value of 10.00.

Current Accumulation Unit Values can be obtained by calling Great-West toll-free at 1-800-523-4106

APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

(i)	the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus
(ii)

the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

(iii)

a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

MAXIM SERIES ACCOUNT

Individual Flexible Premium Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone: (800) 228-8706

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2007, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("Great-West") at the above address or at the above telephone number.

May 1, 2007

TABLE OF CONTENTS

                                                                                                                                                                                             Page

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      B-3

UNDERWRITER                                                                                                                                                            B-3

FINANCIAL STATEMENTS                                                                                                                                     B-3

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                A.Custodian

The assets of Maxim Series Account (the "Series Account") are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of. Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of Great-West.

                B.Independent Registered Public Accounting Firm

The independent registered public accounting firm of Deloitte & Touche LLP performs certain auditing services for Great-West and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.

The consolidated balance sheets of Great-West as of December 31, 2005 and 2006, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006, as well as the statement of assets and liabilities of the Series Account as of December 31, 2006, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, which are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, as set forth in their reports appearing herein and are included in reliance upon such reports given upon such firm as experts in accounting and auditing.

UNDERWRITER

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of Great-West. Prior to 1996, the Contracts were offered through an affiliate of Great-West. GWFS received commissions paid by Great-West in the amount of $0.00 for 2006, $0.00 for 2005, and $0.00 for 2004.

FINANCIAL STATEMENTS

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts is affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedule listed in the Index at Item 8. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 3 to the accompanying consolidated financial statements, the Company changed its method of accounting for share-based payments and defined benefit and other post-retirement plans as required by accounting guidance which the Company adopted on January 1, 2006 and December 31, 2006, respectively.

Denver, Colorado

March 30, 2007

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2006 and 2005

(In Thousands, Except Share Amounts)

	December 31,
	2006	2005
Assets
Investments:
Fixed maturities available-for-sale, at fair value
(amortized cost $15,546,700 and $13,736,055)	$15,486,655	$13,767,417
Equity investments available-for-sale, at fair value
(cost $363,067 and $518,614)	373,460	524,212
Mortgage loans on real estate (net of
allowances of $15,661 and $15,661)	1,338,193	1,460,559
Policy loans	3,797,649	3,715,888
Short-term investments, available-for-sale (cost
approximates fair value)	1,056,705	1,070,049
Other investments	4,413	4,659
Total investments	22,057,075	20,542,784

Other Assets:
Cash	33,572	57,903
Reinsurance receivable:
Related party	531,389	654,965
Other	258,355	256,156
Deferred acquisition costs and value of
business acquired	505,134	426,442
Investment income due and accrued	161,146	150,876
Receivables related to uninsured accident
and health plan claims (net of allowances of
$14,299 and $18,404)	150,854	145,203
Premiums in course of collection (net of
allowances of $4,351 and $5,227)	107,874	106,518
Deferred income taxes	173,059	190,044
Collateral under securities lending agreements	382,423	145,193
Due from parent and affiliates	10,650	26,646
Goodwill	146,030	40,452
Other intangible assets	47,112	4,903
Other assets	627,207	575,605
Separate Account Assets	16,289,974	14,455,710
Total Assets	$41,481,854	$37,779,400

See notes to consolidated financial statements.		(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2006 and 2005

(In Thousands, Except Share Amounts)

	December 31,
	2006	2005
Liabilities and Stockholder’s Equity
Policy Benefit Liabilities:
Policy reserves:
Related party	$4,639,829	$4,835,896
Other	14,695,926	13,387,868
Policy and contract claims	413,022	371,670
Policyholders’ funds	386,301	348,937
Provision for policyholders’ dividends	109,700	111,626
Undistributed earnings on participating business	188,198	178,907
Total policy benefit liabilities	20,432,976	19,234,904

General Liabilities:
Due to parent and affiliates	547,951	240,929
Repurchase agreements	763,779	755,905
Commercial paper	95,020	95,064
Payable under securities lending agreements	382,423	145,193
Other liabilities	840,776	789,984
Separate Account Liabilities	16,289,974	14,455,710
Total liabilities	39,352,899	35,717,689

Commitments and Contingencies	-	-

Stockholder’s Equity:
Preferred stock, $1 par value, 50,000,000 shares
authorized, none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares
authorized, 7,032,000 shares issued and
outstanding	7,032	7,032
Additional paid-in capital	737,857	728,701
Accumulated other comprehensive income (loss)	(46,537)	(16,818)
Retained earnings	1,430,603	1,342,796
Total stockholder’s equity	2,128,955	2,061,711
Total Liabilities and Stockholder’s Equity	$41,481,854	$37,779,400

See notes to consolidated financial statements.		(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

	Year Ended December 31,
	2006	2005	2004
Revenues:
Premium income:
Related party (net of premiums
ceded of $4,827, $5,185
and $260,445)	$286,901	$329,175	$(22,880)
Other (net of premiums
ceded of $57,432, $279,007
and $428,010)	1,151,675	895,961	693,948
Fee income	1,043,624	964,699	915,644
Net investment income	1,164,025	1,090,080	1,049,902
Net realized gains (losses)
on investments	(12,076)	38,977	57,947
Total revenues	3,634,149	3,318,892	2,694,561
Benefits and Expenses:
Life and other policy benefits
(net of reinsurance recoveries
of $58,657, $263,043
and $396,886)	1,463,000	1,042,085	853,676
Increase (decrease) in reserves:
Related party	29,245	147,466	(186,972)
Other	(4,009)	26,678	(69,901)
Interest paid or credited to
contractholders	471,835	478,659	517,807
Provision for policyholders’ share
of earnings (loss) on
participating business	9,061	(3,039)	10,181
Dividends to policyholders	98,605	100,613	108,822
Total benefits	2,067,737	1,792,462	1,233,613
General insurance expenses	997,502	924,350	913,445
Amortization of deferred
acquisition costs and value
of business acquired	46,191	51,528	54,268
Interest expense	33,623	17,552	16,595
Total benefits and expenses	3,145,053	2,785,892	2,217,921
Income Before Income Taxes	489,096	533,000	476,640
Provision for Income Taxes:
Current	119,087	141,337	152,028
Deferred	32,807	20,108	(1,808)
Total income taxes	151,894	161,445	150,220
Net Income	$337,202	$371,555	$326,420

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

			Accumulated
			Other Comprehensive
			Income (Loss)
			Unrealized	Pension and
		Additional	Gains	Post-
	Common	Paid-in	(Losses) on	Retirement	Retained
	Stock	Capital	Securities	Benefit Plans	Earnings	Total
Balances, January 1, 2004	$7,032	$722,365	$137,131	$(9,311)	$1,029,409	$1,886,626
Net income					326,420	326,420
Other comprehensive loss:
Net change in unrealized losses			(3,585)			(3,585)
Minimum pension liability
adjustment				(5,440)		(5,440)
Total comprehensive income						317,395
Dividends					(163,230)	(163,230)
Income tax benefit on stock
compensation		3,570				3,570
Balances, December 31, 2004	$7,032	$725,935	$133,546	$(14,751)	$1,192,599	$2,044,361
Net income					371,555	371,555
Other comprehensive loss:
Net change in unrealized losses			(125,280)			(125,280)
Minimum pension liability
adjustment				(10,333)		(10,333)
Total comprehensive income						235,942
Dividends					(221,358)	(221,358)
Income tax benefit on stock
compensation		2,766				2,766
Balances, December 31, 2005	$7,032	$728,701	$8,266	$(25,084)	$1,342,796	$2,061,711
Net income					337,202	337,202
Other comprehensive loss:
Net change in unrealized losses			(23,974)			(23,974)
Minimum pension liability
adjustment				989		989
Total comprehensive income						314,217
Impact of adoption of SFAS No. 158				(6,734)		(6,734)
Dividends					(249,395)	(249,395)
Capital contribution – stock-based
compensation		4,525				4,525
Income tax benefit on stock
compensation		4,631				4,631
Balances, December 31, 2006	$7,032	$737,857	$(15,708)	$(30,829)	$1,430,603	$2,128,955

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

	Year Ended December 31,
	2006	2005	2004
Operating Activities:
Net income	$337,202	$371,555	$326,420
Adjustments to reconcile net
income to net cash provided
by operating activities:
Earnings allocated to
participating policyholders	9,061	(3,039)	10,181
Amortization of (premiums) and
discounts on investments	(55,218)	(52,712)	28,367
Net realized (gains) losses on
investments	12,076	(38,977)	(57,947)
Depreciation and amortization	77,256	81,847	93,580
Deferral of acquisition costs	(60,187)	(50,437)	(52,693)
Deferred income taxes	32,807	20,108	(1,808)
Changes in assets and liabilities,
net of effects from acquisitions:
Policy benefit liabilities	197,465	86,845	(106,912)
Reinsurance receivable	40,279	120,793	21,352
Receivables	(16,501)	1,022	(34,056)
Other, net	(21,363)	(186,760)	74,488
Net cash provided by operating
activities	552,877	350,245	300,972

Investing Activities:
Proceeds from sales, maturities and
redemptions of investments:
Fixed maturities available-for-sale	7,486,226	5,783,036	7,198,543
Mortgage loans on real estate	325,291	250,112	368,734
Equity investments	209,453	240,886	148,685
Purchases of investments:
Fixed maturities available-for-sale	(9,146,358)	(5,933,327)	(7,137,608)
Mortgage loans on real estate	(209,079)	(122,078)	(50,577)
Equity investments	(56,350)	(121,881)	(323,551)
Acquisitions, net of cash acquired	1,301,372	-	-
Net change in short-term investments	3,459	(574,229)	(17,618)
Change in repurchase agreements	7,874	192,658	173,532
Other, net	(33,629)	64,505	(124,944)
Net cash provided by (used in)
investing activities	(111,741)	(220,318)	235,196

See notes to consolidated financial statements.			(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2006, 2005 and 2004

(In Thousands)

	Year Ended December 31,
	2006	2005	2004
Financing Activities:
Contract deposits	$1,065,805	$1,166,502	$668,381
Contract withdrawals	(1,603,285)	(1,195,166)	(964,759)
Change in due to parent and affiliates	323,018	60,426	(52,784)
Change in bank overdrafts	(1,566)	7,034	(63,148)
Dividends paid	(249,395)	(221,358)	(163,230)
Net commercial paper
borrowings (repayments)	(44)	20	(1,388)
Net cash used in financing
activities	(465,467)	(182,542)	(576,928)

Net decrease in cash	(24,331)	(52,615)	(40,760)
Cash, beginning of year	57,903	110,518	151,278
Cash, end of year	$33,572	$57,903	$110,518

Supplemental disclosures of cash
flow information:

Cash paid during the year for:
Income taxes	$63,619	$93,608	$147,287
Interest	30,959	17,553	15,220

Non-cash investing and financing
transactions during the year:
Assets transferred from The Canada
Life Assurance Company (See Note 4)	$87,622	$468,123	$-
Recapture of reinsurance assets by The
Canada Life Assurance Company	-	-	(196,781)
Fair value of asset acquired in
settlement of fixed maturity investment	-	4,659	-
Share-based compensation expense	4,525	-	-

See notes to consolidated financial statements.			(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2006, 2005 and 2004

(Dollars in Thousands, Except Share Amounts)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”). The Company offers a wide range of life insurance, health insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses on mortgage loans, deferred acquisition costs and value of business acquired, goodwill and other intangible assets, derivative instruments, valuation of privately placed fixed maturity investments, employee benefits plans and taxes on income. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

Reclassifications have been made to the 2005 and 2004 consolidated financial statements to conform to the 2006 presentation. The changes in presentation to the consolidated statements of cash flows relate to the cash flows from sales and purchases of repurchase agreement assets which in 2006 are presented in net change in short-term investments and in 2005 and 2004 were presented on a gross basis in proceeds from sales of fixed maturities and in purchases of fixed maturities, and to the reclassification of the change in repurchase agreement borrowings from financing activities to investing activities. In addition, contract deposits and withdrawals, which were presented on a net basis in 2005 and 2004, are shown separately in 2006. Reclassifications were also made in the 2005 and 2004 consolidated balance sheets and the consolidated statements of income regarding the presentation of deferred acquisition costs and value of business acquired, goodwill and other intangible assets, other assets, general insurance expense, amortization of deferred acquisition costs and interest expense. The reclassifications had no effect on previously reported total assets, total liabilities, stockholder’s equity or net income and were done in order to further enhance the readers’ understanding of the Company’s consolidated financial statements.

Investments - Investments are reported as follows:

1.

The Company has classified its fixed maturity investments as available-for-sale and carries them at fair value with the net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of its consolidated balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the Company’s consolidated balance sheets.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

2.

Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans. Management’s judgment is based upon extensive situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based upon the fair value of the collateral the Company receives.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s consolidated balance sheets. The Company employs the cost method of accounting for investments in which it has a minority equity interest and virtually no influence over the entity’s operations. The Company uses the equity method of accounting for investments in which it has more than a minority interest and has influence in the entity’s operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains (losses) on investments.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

6.	Gains and losses realized on disposal of investments are determined on a specific identification basis.

7.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

8.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company’s securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income in the Company’s consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2006 and 2005, this liability was $140,759 and $142,325, respectively.

Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amounts of $139,507 and $86,766, are included in other assets at December 31, 2006 and 2005, respectively. The Company capitalized $69,887, $26,873 and $21,484 of internal use software development costs during the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) - DAC, which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 9 for additional information regarding deferred acquisition costs and the value of businesses acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2006, 2005 or 2004.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships, preferred provider networks and healthcare provider networks in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based on the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges. The Company’s separate accounts include mutual funds or other investment options that, beginning in 2005, purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2006 and 2005, these purchases totaled $67,546 and $363,440, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $356,992 and $318,907 at December 31, 2006 and 2005, respectively, to avoid the overstatement of assets and liabilities in its consolidated balance sheet at those dates.

Life insurance and annuity reserves - Life insurance and annuity reserves with life contingencies in the amounts of $13,015,465 and $12,496,258 at December 31, 2006 and 2005, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amounts of $6,320,290 and $5,727,506 at December 31, 2006 and 2005, respectively, are established at the contract holder’s account value.

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The Company sells participating policies in which the policyholder shares in the Company’s participating earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience. The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors.

Participating life and annuity policy reserves are $6,793,239 and $6,607,453 at December 31, 2006 and 2005, respectively. Participating business approximates 12.8% and 12.9% of the Company’s individual life insurance in-force at December 31, 2006 and 2005, respectively, and 14.9%, 42.0% and 74.3% of individual life insurance premium income for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has established a Participating Policyholder Experience Account (“PPEA”) for the benefit of all participating policyholders, which is included in the accompanying consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general account assets.

The Company has also established a Participation Fund Account (“PFA”) for the benefit of the participating policyholders previously transferred to it from The Great-West Life Assurance Company (“GWL”) under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Accident and health insurance premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured health insurance business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy reserves.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events have been recognized in either the Company’s financial statements or tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

Stock options - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123R “Share-Based Payment” (“SFAS No. 123R”) which requires it to use the fair value method to recognize the cost of share-based employee compensation. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. (See Notes 3 and 19).

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, the Company must demonstrate that it maintains adequate capital. At December 31, 2006 and 2005, the Company was in compliance with the requirement. (See Note 12).

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security to policy and contract holders. The Company generally fulfills this requirement with the deposit of United States government obligations.

2. Acquisitions

Metropolitan Life Insurance Company’s 401(k) and defined benefit business -

On October 2, 2006, the Company purchased several parts of the full service-bundled, small and midsized 401(k) as well as some defined benefit plan business from Metropolitan Life Insurance Company and its affiliates (“MetLife”). The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements since that date. The acquisition included the associated dedicated distribution group, including wholesalers, relationship managers and sales associates. As a result of the acquisition, the Company added approximately 300,000 participants in the 401(k) full service segment and increased its distribution capacity.

The purchase included a 100% coinsurance agreement reinsuring the acquired general account business and a 100% modified-coinsurance agreement reinsuring the acquired separate account business. The Company will replace the acquired MetLife policies with its policies over a three year period. As these policies are replaced, they will no longer be subject to the reinsurance agreements. Under the coinsurance agreement, the Company acquired all of the insurance liabilities associated with these contracts and received from MetLife cash to support these liabilities, net of the purchase price. Under the modified-coinsurance agreement, MetLife retains the approximate $2.3 billion of separate account assets and liabilities but cedes to the Company all of the net profits and losses and related net cash flows. In addition, the Company acquired the rights to provide administrative services and recordkeeping functions for approximately $3.4 billion of participant account values.

The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair values as of the acquisition date. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed at October 2, 2006. The Company is in the process of obtaining third-party valuations of VOBA and intangible assets acquired; thus, the allocation of the purchase price is subject to refinement. This process is expected to be completed before September 30, 2007.

Assets		Liabilities and Stockholder’s Equity
Cash acquired, net of
consideration	$1,384,117	Policy reserves	$1,485,506
Value of business acquired	46,033	Other liabilities	7,971
Goodwill	56,340
Other intangible assets	6,337
Other assets	650
Total assets	$1,493,477	Total liabilities	$1,493,477

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA for these annuity products is adjusted to reflect actual experience. The VOBA has an expected amortization period of 14 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships for the recordkeeping business acquired and amounted to $6,337 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience with customer relationships differs from expectations, the amortization will be adjusted to reflect actual experience. The customer relationship intangible asset has an expected weighted average amortization period of 14 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $56,340, all of which has been allocated to the Financial Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

IHN, Inc. -

On November 30, 2006, the Company purchased all outstanding shares of IHN, Inc. (“IHN”). The results of IHN’s operations have been included in the Company’s consolidated financial statements since that date. IHN provides network provider access to health care and workers compensation payors such as third-party administrators, insurance carriers and employers for approximately 70,000 members. Additional consideration may be paid in 2008 if certain earnings targets are met. Any contingent consideration paid or accrued in future years will be recorded as an adjustment to the purchase price allocation in the period in which the contingency is resolved.

The value of the identifiable intangible assets reflects the estimated fair value of the healthcare provider network acquired and amounted to $2,775 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience differs from expectations, the amortization will be adjusted to reflect actual experience. The healthcare provider networks intangible asset has an expected amortization period of 7 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $8,327, all of which has been allocated to the Great-West Healthcare segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

U.S. Bank’s defined contribution business -

On December 31, 2006, the Company purchased the full service-bundled, defined contribution business from U.S Bank. The results of operations of this business have been included in the Company’s consolidated financial statements since that date. The acquired business primarily relates to the administration of approximately 1,900 401(k) plans which represent more than 190,000 members and more than $9.0 billion in retirement plan assets. The acquisition includes the retention of relationship managers and sales and client service specialists. Additional consideration may be paid in 2007 and 2008 if certain revenue and contract retention targets are met. Any contingent consideration paid or accrued in future years will be recorded as an adjustment to the purchase price allocation in the period in which the contingency is resolved.

The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair values as of the acquisition date. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed at December 31, 2006. The Company is in the process of obtaining third-party valuations of the intangible assets; thus, the allocation of the purchase price is subject to refinement. This process is expected to be completed before December 31, 2007.

Assets		Liabilities and Stockholder’s Equity
Cash consideration	$(72,000)	Other liabilities	$2,000
Goodwill	39,720
Other intangible assets	34,280
Total assets	$2,000	Total liabilities	$2,000

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships acquired of $19,790 and the estimated fair value of the preferred provider agreement of $14,490. These intangibles will be amortized in relation to the expected economic benefits of the agreement. If actual experience with differs from expectations, the amortization will be adjusted to reflect actual experience. The intangibles have an expected weighted average amortization period of 14 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $39,720, all of which has been allocated to the Financial Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

3. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements -

In December 2004, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (“SFAS No. 123R”). SFAS No. 123R replaces Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation” (“SFAS No. 123”) and supersedes Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees” (“APB No. 25”). SFAS No. 123R requires a company to use the fair value method to recognize the cost of its stock-based employee compensation and to provide certain other additional disclosures. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. The Company adopted the provisions of SFAS No. 123R on January 1, 2006. The adoption of SFAS No. 123R did not have a material effect on the Company’s consolidated balance sheets or the results of its operations (See Note 19).

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.” SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material effect on the Company’s consolidated financial position or the results of its operations.

In November 2005, the FASB issued Staff Position No. FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“FSP 115-1 and 124-1”). FSP 115-1 and 124-1 supersedes Emerging Issues Task Force Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” and amends Statement of Financial Accounting Standards No. 115 “Accounting for Certain Investments in Debt and Equity Securities,” Statement of Financial Accounting Standards No. 124 “Accounting for Certain Investments Held by Not-for-Profit Organizations” and Accounting Principles Board Opinion No. 18 “The Equity Method of Accounting for Investments in Common Stock.” FSP 115-1 and 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary in nature and the measurement of an impairment loss. FSP 115-1 and 124-1 also includes provisions for accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 was effective for reporting periods beginning after December 15, 2005 with earlier adoption permitted. The Company adopted FSP 115-1 and 124-1 during its fiscal quarter ended December 31, 2005. The adoption of FSP 115-1 and 124-1 did not have a material effect on the Company’s consolidated financial position or the results of its operations.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 did not have a material effect on the Company’s consolidated financial position or the results of its operations.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material effect on the Company’s consolidated financial position.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”). For fiscal years ending after December 15, 2006, SFAS No. 158 requires a company to recognize in its balance sheet an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder’s equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of SFAS No. 158 as of December 31, 2006. The adoption of SFAS No. 158 decreased accumulated other comprehensive income (loss) by $6,734. The adoption of SFAS No. 158 did not affect the results of operations for the year ended December 31, 2006, and will not affect the Company’s results of operations in future periods. For fiscal years ended after December 15, 2008, SFAS No. 158 requires a company to measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of its fiscal year. The Company is evaluating the impact that the adoption of the measurement date provision of SFAS No. 158 will have on its consolidated financial position and results of operations.

In September 2006, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB No. 108”). SAB No. 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB No. 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB No. 108. The Company adopted SAB No. 108 on December 31, 2006. The adoption of SAB No. 108 did not have a material effect on the Company’s consolidated financial position.

Accounting pronouncements that will be adopted in the future -

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company will adopt the provisions of SFAS No. 157 for its fiscal year beginning January 1, 2008. The Company is evaluating the impact that the adoption of SFAS No. 157 will have on its consolidated financial position, the results of its operations and the disclosure requirements applicable to its fair value measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company will adopt the provisions of SFAS No. 159 for its fiscal year beginning January 1, 2008. The Company is evaluating the impact that the adoption of SFAS No. 159 will have on its consolidated financial position and the results of its operations.

4. Related Party Transactions

The Company performs administrative services for the United States operations of The Great-West Life Assurance Company (“GWL”), a wholly-owned subsidiary of Lifeco and investment services for London Reinsurance Group, an indirect subsidiary of GWL. The Company provides administrative and operational services for the United States operations of The Canada Life Assurance Company (“CLAC”), an indirect wholly-owned subsidiary of Lifeco. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year-Ended December 31,
	2006	2005	2004
Investment management revenue
included in net investment income	$6,772	$7,377	$6,304
Administrative and underwriting expense
reimbursements included as a
reduction to operating expenses	1,399	1,367	1,820
Total	$8,171	$8,744	$8,124

The following table summarizes amounts due from parent and affiliates at December 31, 2006 and 2005.

			December 31,
Related party	Indebtedness	Due Date	2006	2005
GWL&A Financial Inc.	On account	On demand	$-	$13,625
Great-West Life &
Annuity Insurance
Capital (Nova Scotia) Co.	On account	On demand	229
Great-West Life &
Annuity Insurance
Capital (Nova Scotia) Co. II	On account	On demand	865	-
The Canada Life
Assurance Company	On account	On demand	9,556	13,021
Total			$10,650	$26,646

The following table summarizes amounts due to parent and affiliates at December 31, 2006 and 2005.

			December 31,
Related party	Indebtedness	Due Date	2006	2005
GWL&A
Financial Inc. ¹	Surplus note	November 2034	$194,184	$194,174
GWL&A
Financial Inc. ²	Surplus note	May 2046	333,400	-
GWL&A
Financial Inc.	Note interest	May 2007	4,701	1,699
GWL&A
Financial Inc.	On account	On demand	12,907	-
The Great-West
Life Assurance	Note payable
Company ³	and interest	October 2006	-	25,338
The Great-West
Life Assurance
Company	On account	On demand	2,759	19,718
Total			$547,951	$240,929

¹

A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,184 and $194,174 at December 31, 2006 and 2005, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

²

A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016 the surplus note will bear an interest rate of 2.588% plus the then current three-month LIBOR rate. The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The Company used the proceeds from the issuance of the surplus note for general corporate purposes. The note matures on May 16, 2046.

³	The note payable to The Great-West Life Assurance Company was paid during September 2006. The note bore interest at the rate of 5.4% per annum.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $28,848, $14,396 and $15,189 for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company and CLAC have an indemnity reinsurance agreement pursuant to which the Company assumed 80% (originally 45% coinsurance and 35% coinsurance with funds withheld) of certain United States life, health and annuity business of CLAC.

The indemnity reinsurance agreement, as amended, allows for periodic transfers to the Company of the funds withheld assets. At December 31, 2006 and 2005, there was approximately $311,553 and $509,887, respectively, of funds withheld assets remaining to be transferred to the Company, which are included in reinsurance receivable in the consolidated balance sheet.

The following table summarizes the transfer of funds withheld assets by CLAC to the Company during the years ended December 31, 2006 and 2005.

	Year Ended December 31,
Assets	2006	2005
Fixed maturity investments	$84,358	$414,623
Mortgage loans on real estate	2,745	49,218
Investment income due and accrued	519	4,282
Cash	96,600	70,000
Reinsurance receivable	(184,222)	(538,123)
	$-	$-

As a result of these asset transfers, the reinsured 80% of the life, health and annuity business is 65% coinsurance and 15% coinsurance with funds withheld at December 31, 2006.

The reinsurance receivable relates to the amount due to the Company for reserves ceded by coinsurance with funds withheld. The Company’s return on this reinsurance receivable is the interest and other investment returns earned, as defined by the agreement, on a segregated pool of investments of CLAC’s

United States branch. Pursuant to an interpretation of SFAS No. 133, as amended, the Company has identified an embedded derivative for its exposure to interest rate and credit risk on the segregated pool of investments. As this embedded derivative does not qualify for hedge accounting treatment, it was marked to market resulting in the Company’s net income decreasing by $1,486, $8,454, and $5,282, net of policyholder related amounts and deferred taxes, during the years ended December 31, 2006, 2005, and 2004, respectively.

On December 31, 2005, a wholly-owned subsidiary of the Company and CLAC entered into a reinsurance agreement on a coinsurance with funds withheld basis pursuant to which the Company assumed a certain specific in-force block of term life insurance of CLAC. The Company recorded $166,688 in both premium income and increase in reserves associated with these policies.

The Company recorded, at fair value, the following at December 31, 2005 as a result of this transaction.

Assets		Liabilities and Stockholder’s Equity
Reinsurance receivable	$166,688	Policy reserves	$166,688
	$166,688		$166,688

Included within reinsurance receivable in the consolidated balance sheets are $231,842 and $166,688 of funds withheld assets as of December 31, 2006 and 2005, respectively. CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2006 and 2005, these purchases totaled $67,546 and $363,440, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $356,992 and $318,907 at December 31, 2006 and 2005, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

5.        Summary of Investments

The following table summarizes fixed maturity investments and equity securities available-for-sale at December 31, 2006.

December 31, 2006
		Gross	Gross	Estimated
Fixed	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturities:	Cost	Gains	Losses	Value	Value
U.S.
government
direct
obligations
and U.S.
agencies	$3,851,780	$21,309	$30,641	$3,842,448	$3,842,448

Obligations
of U.S.
states
and their
subdivisions	1,320,202	20,367	22,783	1,317,786	1,317,786
Foreign
government	14,591	-	132	14,459	14,459
Corporate
debt
securities	5,764,082	83,504	90,419	5,757,167	5,757,167
Mortgage-
backed and
asset-
backed
securities	4,596,045	29,399	70,649	4,554,795	4,554,795
Total fixed
maturities	$15,546,700	$154,579	$214,624	$15,486,655	$15,486,655
Total equity
investments	$363,067	$10,398	$5	$373,460	$373,460

The following table summarizes fixed maturity investments and equity securities available-for-sale at December 31, 2005.

	December 31, 2005
		Gross	Gross	Estimated
Fixed	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturities:	Cost	Gains	Losses	Value	Value
U.S.
government
direct
obligations
and U.S.
agencies	$3,366,237	$30,488	$28,638	$3,368,087	$3,368,087
Obligations
of U.S.
states
and their
subdivisions	1,279,318	35,117	12,202	1,302,233	1,302,233
Foreign
government	21,402	140	193	21,349	21,349
Corporate
debt
securities	5,461,994	114,375	87,027	5,489,342	5,489,342
Mortgage-
backed and
asset-
backed
securities	3,607,104	32,626	53,324	3,586,406	3,586,406
Total fixed
maturities	$13,736,055	$212,746	$181,384	$13,767,417	$13,767,417
Total equity
investments	$518,614	$10,208	$4,610	$524,212	$524,212

See Note 6 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2006, by contractual maturity date, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	Cost	Fair Value
Maturing in one
year or less	$1,268,526	$1,276,014
Maturing after one year
through five years	2,762,785	2,761,232
Maturing after five years
through ten years	2,189,424	2,185,601
Maturing after ten years	1,735,746	1,726,216
Mortgage-backed and
asset-backed securities	7,590,219	7,537,592
	$15,546,700	$15,486,655

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The following table summarizes information regarding the sales of fixed maturity investments for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Proceeds from sales	$5,966,714	$4,018,653	$5,316,127
Gross realized gains from sales	47,951	33,629	103,892
Gross realized losses from sales	(54,896)	(40,800)	(59,930)

Gross realized gains and gross realized losses from sales were primarily attributable to interest rate related gains and losses on repurchase agreement financing transactions and short duration fixed maturity investments resulting from the sale of securities acquired in the current year.

The Company has fixed maturity securities with fair values in the amounts of $13,034 and $13,312 that have been non-income producing for the twelve months preceding December 31, 2006 and 2005, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company’s overall asset/liability matching program.

The Company’s use of derivatives treated as fair value hedges has been nominal during the last three years. Hedge ineffectiveness in the amount of $224 was recorded as an increase to net investment income during the year ended December 31, 2006. The ineffective portions of hedges had no material impact on net income during the years ended December 31, 2005 and 2004.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa. Interest rate caps are interest rate protection instruments that require the payment by a counter party to the Company of an interest rate differential only if interest rates rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the agreement at each due date.

Hedge ineffectiveness in the amount of $89 was recorded as a decrease to net investment income during the year ended December 31, 2006, while $567 was recorded as an increase to net investment income

2

during the year ended December 31, 2005 and $3,534 was recorded as a decrease to net investment income during the year ended December 31, 2004.

Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. Derivative net gains in the amounts of $1,709, $7,853 and $10,023 were reclassified to net investment income during the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006, the Company estimates that $416 of net derivative losses included in other comprehensive income will be reclassified into net investment losses within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at its fair value.

Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS No. 133, as amended. As such, changes in the market value of these instruments are recorded in net income. During the years ended December 31, 2006 and 2005, decreases in the amounts of $264 and $883 were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment, while an increase to net investment income in the amount of $4,125 was recognized during the year ended December 31, 2004. These amounts exclude the impact of the embedded derivative discussed in Note 4.

The following tables summarize derivative financial instruments at December 31, 2006 and 2005.

	December 31, 2006
	Notional	Strike/
	Amount	Swap Rate	Maturity

Interest rate swaps	344,876	2.72% - 5.37%	April 2007 -
			February 2045
Credit default swaps	98,295	N/A	January 2007 -
			November 2007
Foreign currency
exchange contracts	30,000	N/A	December 2016
Futures:
Ten year U.S.
Treasury:
Long position	2,100	N/A	March 2007
Five year U.S.
Treasury:
Long position	23,500	N/A	March 2007
Total return swap:

3

Receivable for
coinsurance with
funds withheld	386,499	Variable	Indeterminable

	December 31, 2005
	Notional	Strike/
	Amount	Swap Rate	Maturity
			January 2006-
Interest rate swaps	$360,013	2.72% - 6.54%	February 2045
Credit default swaps	102,952	N/A	November 2007
Foreign currency			July 2006-
exchange contracts	19,000	N/A	November 2007
Options:
Calls	22,000	Various	February 2006
Futures:
Ten year U.S.
Treasury:
Long position	2,100	N/A	March 2006
Five year U.S.
Treasury:
Long position	23,500	N/A	March 2006
Short position	16,000	N/A	March 2006
Total return swap:
Receivable for
coinsurance with
funds withheld	510,295	Variable	Indeterminable

Mortgage loans - The following table summarizes information with respect to impaired mortgage loans at December 31, 2006 and 2005.

	December 31,
	2006	2005
Impaired loans, net of related allowance for credit
losses of $6,213 and $6,213	$4,869	$4,906
Impaired loans with no related allowance for credit losses	1,344	-
Average balance of impaired loans during the year	11,773	14,096
Interest income recognized while impaired	50	750
Interest income received and recorded while impaired
using the cash basis method of recognition	109	702

As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $6,491 and $18,283 at December 31, 2006 and 2005, respectively.

4

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Balance, January 1	$15,661	$30,339	$31,889
Release of provision	-	(8,000)	(3,192)
Amounts written off	-	(6,678)	(304)
Recoveries	-	-	1,946
Balance, December 31	$15,661	$15,661	$30,339

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $373,460 and $524,212 at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, the Company had investments in the amounts of $0 and $132,233, respectively, in an exchange-traded fund, which invests in corporate debt securities.

At December 31, 2006 and 2005, the Company had $345,192 and $374,295, respectively, invested in limited partnerships and limited liability corporations. The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2006 and 2005 were $27,441 and $33,648, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with carrying values in the amounts of $59,177 and $63,688 at December 31, 2006 and 2005, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost in the amounts of $365,219 and $138,530 and estimated fair values in the amounts of $365,341 and $139,146 were on loan under the program at December 31, 2006 and 2005, respectively. The Company was liable for collateral under its control in the amounts of $382,423 and $145,193 at December 31, 2006 and 2005, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $820 and $2,313 at December 31, 2006 and 2005, respectively.

Impairment of fixed maturity investments and equity investments - The Company classifies all of its fixed maturity and equity investments as available-for-sale and marks them to fair value with the related net gain or loss, net of policyholder related amounts and deferred taxes, being recorded in accumulated other comprehensive income in the stockholder’s equity section in the accompanying consolidated balance sheets. All securities with gross unrealized losses at the consolidated balance sheet date are subjected to the Company’s process for identifying other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as investment losses and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

5

The assessment of whether an other-than-temporary impairment has occurred is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	Fair value is significantly below cost.
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.
•	The decline in fair value has existed for an extended period of time.
•	A debt security has been downgraded by a credit rating agency.
•	The financial condition of the issuer has deteriorated.
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

The Company’s security investments fluctuate in value based upon interest rates in financial markets and other economic factors. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. The Company has the ability and intent to hold the securities with unrealized losses until a recovery of fair value; therefore, the Company considers these declines in value as temporary.

Unrealized losses on fixed maturity and equity investments

The following tables summarize unrealized investment losses by class of investment at December 31, 2006 and 2005. The Company considers these investments to be only temporarily impaired.

	December 31, 2006
	Less than twelve months		Twelve months or longer		Total
Fixed	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Maturities:	fair value	loss	fair value	loss	fair value	Loss
U.S.
government
direct
obligations
and U.S.
agencies	$1,543,431	$8,907	$986,022	$21,734	$2,529,453	$30,641
Obligations
of U.S.
states and
their sub-
divisions	279,895	6,251	456,157	16,532	736,052	22,783
Foreign
governments	1,217	7	13,242	125	14,459	132
Corporate
debt
securities	1,157,847	15,972	2,159,779	74,447	3,317,626	90,419
Mortgage-
backed

6

and asset-
backed
securities	724,267	7,782	2,091,923	62,867	2,816,190	70,649
Total fixed
maturities	$3,706,657	$38,919	$5,707,123	$175,705	$9,413,780	$214,624
Equity
investments	$309	$1	$79	$4	$388	$5

	December 31, 2005
	Less than twelve months		Twelve months or longer		Total
Fixed	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Maturities:	fair value	loss	fair value	loss	fair value	Loss
U.S.
government
direct
obligations
and U.S.
agencies	$1,332,248	$20,663	$327,392	$7,975	$1,659,640	$28,638
Obligations
of U.S.
states and
their sub-
divisions	355,708	4,876	190,828	7,326	546,536	12,202
Foreign
governments	10,997	56	2,863	137	13,860	193
Corporate
debt
securities	1,899,246	45,172	903,183	41,855	2,802,429	87,027
Mortgage-
backed
and asset-
backed
securities	1,590,209	26,855	714,946	26,469	2,305,155	53,324
Total fixed
maturities	$5,188,408	$97,622	$2,139,212	$83,762	$7,327,620	$181,384
Equity
investments	$129,081	$4,449	$3,414	$161	$132,495	$4,610

Fixed maturity investments - At December 31, 2006 and 2005, there were 980 and 1,134 securities, respectively, that had been in a loss position for less than twelve months with carrying values in the amounts of $3,706,657 and $5,188,408, respectively, and unrealized losses in the amounts of $38,919 and $97,622, respectively. At December 31, 2006 and 2005, less than 1% and less than 2%, respectively, of these securities were rated non-investment grade. At December 31, 2006 and 2005, there were 1,456 and 641 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values in the amounts of $5,707,123 and $2,139,212, respectively, and unrealized losses in the amounts of $175,705 and $83,762, respectively. The unrealized losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

U.S. Government direct obligations and U.S. agencies, obligations of U.S. states and their subdivisions and foreign governments - The unrealized losses on the Company’s investments in U.S. Government direct obligations and U.S. agencies, obligations of U.S. States and their subdivisions, and

7

foreign governments as of December 31, 2006 and 2005 were caused by market interest rate increases since the securities were acquired. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investments. All of these investments are rated “A” and above. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Corporate debt securities - At December 31, 2006 and 2005, there were 139 and 248 securities, respectively, that had been in a loss position for less than twelve months with carrying values in the amounts of $1,157,847 and $1,899,246, respectively, and unrealized losses in the amounts of $15,972 and $45,172, respectively. At December 31, 2006 and 2005, there were 324 and 223 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values in the amounts of $2,159,779 and $903,183, respectively, and unrealized losses in the amounts of $74,447 and $41,855, respectively. The unrealized losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

In the automobile related industry, one security has been in a loss position for less than twelve months with an unrealized loss of in the amount of $11. Seven securities have been in a loss position for twelve months or longer with unrealized losses in the amount of $3,435. There were three automobile industry securities upon which $1,299 of impairment write-downs were recognized during the year ended December 31, 2006. Based on the Company’s analysis of the liquidity of the issuers in these investments, the Company considers the remaining principal to be fully recoverable under the contractual terms of the investments.

In the electric/utilities industry, there were 34 securities that have been in a loss position for less than twelve months with unrealized losses in the amount of $3,838. Seventy securities have been in a loss position for twelve months or longer with unrealized losses in the amount of $18,445. Less than $2,500 of unrealized losses in this industry was related to a decrease in credit quality.

In the oil and gas industry, there were nine securities that have been in a loss position for less than twelve months with unrealized losses in the amount of $1,364. There were 24 securities that have been in a loss position for twelve months or longer with unrealized losses in the amount of $4,792. Approximately $700 of unrealized losses in this industry was related to a decrease in credit quality.

The telephone and telecommunications industry has four securities that have been in a loss position for less than twelve months with unrealized losses in the amount of $851 and 20 securities that have been in a loss position for twelve months or longer with unrealized losses in the amount of $8,278. None of these unrealized losses in these industries were related to a decrease in credit quality.

The Company has investments in Canadian bank debt securities of which one security has been in a loss position for less than twelve months with an unrealized loss in the amount of $14. Three securities have been in a loss position for twelve months or longer with unrealized losses in the amount of $3,857. None of these unrealized losses in these industries were related to a decrease in credit quality.

The remaining unrealized losses on the Company’s investments in corporate debt securities in both categories are not concentrated in any one industry.

Mortgage-backed and asset-backed securities - At December 31, 2006 and 2005, there were 51 and 102 securities, respectively, that had been in a loss position for less than twelve months with carrying values in the amounts of $724,267 and $1,590,209, respectively, and unrealized losses in the amounts of $7,782 and $26,855, respectively. At December 31, 2006 and 2005, there were 139 and 67 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values in the amounts of $2,091,923 and $714,946, respectively, and unrealized losses in the amounts of $62,867and $26,469, respectively. None of these losses were related to a decrease in credit quality. The losses on these

8

securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Equity investments - At December 31, 2006 and 2005, the Company had unrealized losses on equity investments with carrying values in the amounts of $388 and $132,495, respectively, and unrealized losses in the amounts of $5 and $4,610, respectively. The decrease in unrealized loss is primarily a result of the disposition of an exchange-traded bond fund whose value fluctuated with interest rates. Of the total unrealized losses, $1 and $4,449 have been in loss positions for less than twelve months. At December 31, 2006, the Company has no information indicating that any of these investments are other-than-temporarily impaired.

Other-than-temporary impairment

The Company recorded other-than-temporary impairments on fixed maturity investments in the amounts of $6,206 and $12,958 and $13,167, during the years ended December 31, 2006, 2005 and 2004, respectively. These impairments were primarily related to corporate debt securities in the auto industry and asset-backed securities with manufactured housing collateral. During the years ended December 31, 2006, 2005 and 2004, the Company recorded other-than-temporary impairments on equity securities in the amounts of $469, $261 and $0, respectively.

6. Estimated Fair Value of Financial Instruments

The following table summarizes the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2006 and 2005.

	December 31,		December 31,
	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Assets:
Fixed maturity and
and short-term
investments	$16,543,360	$16,543,360	$14,837,466	$14,837,466
Equity
investments	373,460	373,460	524,212	524,212
Mortgage loans
on real estate	1,338,193	1,340,089	1,460,559	1,471,642
Policy loans	3,797,649	3,797,649	3,715,888	3,715,888
Derivative
instruments	2,127	2,127	4,695	4,695
Reinsurance
receivable	789,744	789,744	911,121	911,121

	December 31,		December 31,
	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Liabilities:
Annuity contract
reserves without
life contingencies	$6,320,290	$6,312,243	$5,727,506	$5,725,027
Policyholders’
funds	386,301	386,301	348,937	348,937
Notes payable	532,285	532,248	221,211	221,346

9

Commercial paper	95,020	95,020	95,064	95,064
Derivative
instruments	7,757	7,757	12,789	12,789
Repurchase
agreements	763,779	763,779	755,905	755,905

The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data in order to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

The estimated fair values of fixed maturity, short-term, and equity investments that are publicly traded are obtained from an independent pricing service. To determine the fair values of fixed maturity and equity investments that are not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. The fair values of cost method investments are not estimated if there are no identified events or changes in circumstances that may have a significant adverse effect.

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

The estimated fair values and carrying amounts of reinsurance receivables at December 31, 2006 and 2005 include a reduction of $53,048 and $34,063, respectively, representing the estimated fair value of the embedded derivative associated with the Company’s reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC (See Note 4). Valuation of the derivative is based upon the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

The estimated fair values of annuity contract reserves without life contingencies are estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

The estimated fair values of policyholders’ funds are the same as the carrying amounts since the Company can change the interest crediting rates with 30 days notice.

The estimated fair values of the notes payable to GWL&A Financial and GWL are based upon discounted cash flows at current market rates on high quality investments.

The carrying values of repurchase agreements and commercial paper are a reasonable estimate of fair value due to the short-term nature of these liabilities.

Included in other assets at December 31, 2006 and 2005 are derivative financial instruments in the amounts of $2,127 and $4,695, respectively. Included in other liabilities at December 31, 2006 and 2005 are derivative financial instruments in the amounts of $7,757 and $12,789, respectively. The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps, which are held for other

10

than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at each year-end, taking into consideration current interest rates and other relevant factors.

7. Allowances on Policyholder Receivables

Amounts receivable for uninsured accident and health insurance plan claims paid on behalf of customers and premiums in the course of collection are generally uncollateralized. These receivables are from a large number of policyholders dispersed throughout the United States and throughout many industry groups.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on amounts receivable related to uninsured accident and health insurance plan claims and premiums in course of collection. Management’s judgment is based upon past loss experiences and current and projected economic conditions.

The following table summarizes activity in the allowances for amounts receivable related to uninsured accident and health insurance plan claims paid on behalf of customers for the years 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Balance, January 1	$18,404	$22,938	$32,329
Amounts acquired
by reinsurance	(512)	(394)	(1,859)
Provisions charged
(credited) to operations	(283)	(507)	(517)
Amounts written off,
net of recoveries	(3,310)	(3,633)	(7,015)
Balance, December 31	$14,299	$18,404	$22,938

The following table summarizes activity in the allowances for premiums in course of collection for the years 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Balance, January 1	$5,227	$7,751	$9,768
Amounts acquired
by reinsurance	(288)	(97)	(300)
Provisions charged
(credited) to operations	7	(1,559)	17
Amounts written off,
net of recoveries	(595)	(868)	(1,734)
Balance, December 31	$4,351	$5,227	$7,751

8. Reinsurance

The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

11

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2006 and 2005, the reinsurance receivables had carrying values in the amounts of $789,744 and $911,121, respectively. Included in these amounts are $531,389 and $654,965 at December 31, 2006 and 2005, respectively, associated with reinsurance agreements with related parties. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2006 or 2005.

The Great-West Healthcare segment of the Company entered into a reinsurance agreement, effective January 1, 2003, with an unrelated third-party to cede 90% in 2003, 75% in 2004 and 40% in 2005 of direct written group health stop-loss and excess loss activity. This agreement was terminated on December 31, 2005.

The following tables summarize life insurance in-force and life and accident/health premiums at, and for the year ended, December 31, 2006.

	Life Insurance In-Force
	Individual	Group	Total
Written direct	$51,586,508	$42,667,145	$94,253,653
Reinsurance ceded	(12,307,112)	(298)	(12,307,410)
Reinsurance assumed	86,823,557	-	86,823,557
Net	$126,102,953	$42,666,847	$168,769,800
Percentage of amount
assumed to net	68.9%	0.0%	51.4%

	Premium Income
	Life	Accident
	Insurance	/health	Annuities	Total
Written direct	$382,651	$739,273	$11,087	$1,133,011
Reinsurance ceded	(43,025)	(19,062)	(172)	(62,259)
Reinsurance assumed	310,595	57,176	53	367,824
Net	$650,221	$777,387	$10,968	$1,438,576
Percentage of amount
assumed to net	47.8%	7.4%	0.5%	25.6%

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2005.

	Life Insurance In-Force
	Individual	Group	Total
Written direct	$50,652,853	$43,537,222	$94,190,075
Reinsurance ceded	(12,886,784)	(211)	(12,886,995)
Reinsurance assumed	90,629,646	-	90,629,646
Net	$128,395,715	$43,537,011	$171,932,726
Percentage of amount
assumed to net	70.6%	0.0%	52.7%

	Premium Income
	Life	Accident
	Insurance	/health	Annuities	Total
Written direct	$392,489	$555,506	$4,677	$952,672

12

Reinsurance ceded	(51,946)	(231,489)	(757)	(284,192)
Reinsurance assumed	357,134	197,113	2,409	556,656
Net	$697,677	$521,130	$6,329	$1,225,136
Percentage of amount
assumed to net	51.2%	37.8%	38.1%	45.4%

The following tables summarize life insurance in-force and life and accident/health premiums at, and for the year ended, December 31, 2004.

	Life Insurance In-Force
	Individual	Group	Total
Written direct	$50,946,388	$48,101,396	$99,047,784
Reinsurance ceded	(12,925,504)	(501,200)	(13,426,704)
Reinsurance assumed	14,080,477	1,142,649	15,223,126
Net	$52,101,361	48,742,845	100,844,206
Percentage of amount
assumed to net	27.0%	2.3%	15.1%

	Premium Income
	Life	Accident
	Insurance	/health	Annuities	Total
Written direct	$416,157	$628,257	$745	$1,045,159
Reinsurance ceded	(54,610)	(632,892)	(953)	(688,455)
Reinsurance assumed	157,351	151,539	5,474	314,364
Net	$518,898	$146,904	$5,266	$671,068
Percentage of amount
assumed to net	30.3%	103.2%	103.9%	46.8%

9.	Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2006, 2005 and 2004.

	DAC	VOBA	Total
Balance, January 1, 2004	$570,031	$5,029	$575,060
Capitalized additions	52,693	-	52,693
Amortization	(53,846)	(1,192)	(55,038)
Unrealized investment gains (losses)	2,204	-	2,204
Reinsurance recapture	(29,831)	-	(29,831)
Purchase accounting adjustment	(157,000)	-	(157,000)
Balance, December 31, 2004	384,251	3,837	388,088
Capitalized additions	50,437	-	50,437
Amortization	(51,306)	(222)	(51,528)
Unrealized investment gains (losses)	33,433	12	33,445
Purchase accounting adjustment	-	6,000	6,000
Balance, December 31, 2005	416,815	9,627	426,442
Capitalized additions	60,186	46,033	106,219
Amortization	(44,524)	(1,665)	(46,189)
Unrealized investment gains (losses)	18,738	(76)	18,662
Balance, December 31, 2006	$451,215	$53,919	$505,134

DAC includes $82,162, $81,408, and $82,648 at December 31, 2006, 2005, and 2004 as the result of the CLAC indemnity reinsurance agreement discussed in Note 4. In the 2005 consolidated financial

13

statements, these amounts were shown as deferred ceding commission. The 2004 reinsurance recapture amount resulted from CLAC’s recapture from the Company of the group life and health business in February 2004. The 2004 purchase accounting adjustment was based on the Company’s final analysis of the policy reserves acquired from CLAC. CLAC’s United States branch had not previously computed policy liabilities under GAAP, which required the Company to estimate the amount of liabilities assumed, which was approximately $3,000,000 at September 1, 2003. During the third quarter of 2004, DAC and certain policy reserve liabilities acquired as part of this reinsurance agreement were both decreased by $157,000.

The estimated future amortization of VOBA for the years ended December 31, 2007 through December 31, 2011 is as follows.

Year Ended
December 31,
2007	$7,229
2008	6,272
2009	5,453
2010	4,755
2011	4,160
10.	Goodwill and Other Intangible Assets

The balances of and changes in goodwill by segment for the years ended December 31, are as follows.

	Great-West	Financial
	Healthcare	Services	Total
Balance, January 1, 2005	$34,668	$5,784	$40,452
Acquisitions	-	-	-
Other	-	-	-
Balance, December 31, 2005	34,668	5,784	40,452
Acquisitions	8,327	96,060	104,387
Other	661	530	1,191
Balance, December 31, 2006	$43,656	$102,374	$146,030

See Note 2 for further discussion on acquisitions. The other activity represents purchase price adjustments.

The following table summarizes other intangible assets as of December 31.

	2006		2005
	Gross		Gross
	carrying	Accumulated	carrying	Accumulated
	amount	amortization	amount	amortization
Customer relationships	$31,357	$(1,510)	$5,536	$(633)
Preferred provider
agreements	14,490	-	-	-
Healthcare provider
networks	2,775	-	-	-
Total	$48,622	$(1,510)	$5,536	$(633)

The Great-West Healthcare segment includes customer relationships, net of accumulated amortization, of $1,043 and $1,423 and healthcare provider networks, net of accumulated amortization, of $2,775 and $0 at December 31, 2006 and 2005, respectively. The Financial Services segment includes customer relationships, net of accumulated amortization, of $28,804 and $3,480 and preferred provider agreements of $14,490 and $0 at December 31, 2006 and 2005, respectively.

14

Amortization expense for other intangibles assets included in general insurance expenses was $877, $384, and $249 for the years ended December 31, 2006, 2005, and 2004, respectively. Except for goodwill, the Company has no intangible assets with indefinite useful lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2007 through December 31, 2011 is as follows.

Year Ended
December 31,
2007	$5,431
2008	5,183
2009	4,885
2010	4,397
2011	4,194

11.	Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 21).

The following table provides information regarding the Company’s commercial paper program at December 31, 2006 and 2005.

	December 31,
	2006	2005
Commercial paper outstanding	$95,020	$95,064
Maturity range (days)	10 – 89	10 – 86
Interest rate range	5.31% - 5.38%	3.99% - 4.48%

12.	Stockholder’s Equity and Dividend Restrictions

At December 31, 2006 and 2005, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2006 and 2005.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2006, 2005 and 2004 are as follows.

	Year Ended December 31,
	2006	2005	2004
	(Unaudited)
Net income	$285,570	$391,631	$402,341
Capital and surplus	1,854,416	1,538,887	1,477,464

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. Dividends in the amount of $249,395, $221,358 and $163,230 were paid to the holder of the Company’s common stock during the years ended December 31, 2006, 2005 and 2004, respectively.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2006 were $1,854,416

15

and $381,911, respectively. The Company should be able to pay up to $381,911 (unaudited) of dividends during 2007 without the prior approval of the insurance commissioner.

13.	Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2006.

	Year Ended December 31, 2006
	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	Benefit	Amount
Unrealized gains (losses) on
available-for-sale securities:
Net changes during the year
related to cash flow hedges	$(7,805)	$2,732	$(5,073)
Unrealized holding gains (losses)
arising during the year	(52,398)	18,339	(34,059)
Less: reclassification adjustment
for (gains) losses realized
in net income	3,535	(1,237)	2,298
Net unrealized gains (losses)	(56,668)	19,834	(36,834)
Reserve, DAC and VOBA
adjustment	19,785	(6,925)	12,860
Net unrealized gains (losses)	(36,883)	12,909	(23,974)
Minimum pension liability
adjustment	1,521	(532)	989
Other comprehensive
income (loss)	$(35,362)	$12,377	$(22,985)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2005.

	Year Ended December 31, 2005
	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	Benefit	Amount
Unrealized gains (losses) on
available-for-sale securities:
Net changes during the year
related to cash flow hedges	$5,753	$(2,014)	$3,739
Unrealized holding gains (losses)
arising during the year	(256,982)	89,142	(167,840)
Less: reclassification adjustment
for (gains) losses realized
in net income	(3,474)	1,216	(2,258)
Net unrealized gains (losses)	(254,703)	88,344	(166,359)
Reserve, DAC and VOBA
adjustment	63,393	(22,314)	41,079
Net unrealized gains (losses)	(191,310)	66,030	(125,280)
Minimum pension liability
adjustment	(15,897)	5,564	(10,333)
Other comprehensive
income (loss)	$(207,207)	$71,594	$(135,613)

16

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2004.

	Year Ended December 31, 2004
	Before-Tax	Tax (Expense)	Net-of-Tax
	Amount	Benefit	Amount
Unrealized gains (losses) on
available-for-sale securities:
Net changes during the year
related to cash flow hedges	$7,326	$(2,564)	$4,762
Unrealized holding gains (losses)
arising during the year	(12,706)	4,448	(8,258)
Less: reclassification adjustment
for (gains) losses realized
in net income	(35,908)	12,567	(23,341)
Net unrealized gains (losses)	(41,288)	14,451	(26,837)
Reserve, DAC and VOBA
adjustment	35,773	(12,521)	23,252
Net unrealized gains (losses)	(5,515)	1,930	(3,585)
Minimum pension liability
adjustment	(8,370)	2,930	(5,440)
Other comprehensive
income (loss)	$(13,885)	$4,860	$(9,025)

14.	Net Investment Income and Realized Gains on Investments

The following table summarizes net investment income for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Investment income:
Fixed maturity and
short-term investments	$824,399	$762,683	$688,096
Equity investments	20,248	18,899	10,749
Mortgage loans on real estate	83,290	93,230	104,902
Policy loans	208,516	202,946	203,127
Other, including interest
income from related
parties of $22,505,
$32,723 and $60,922	38,325	22,377	64,149
	1,174,778	1,100,135	1,071,023
Investment expenses	(10,753)	(10,055)	(21,121)
Net investment income	$1,164,025	$1,090,080	$1,049,902

The following table summarizes net realized gains on investments for the years ended December 31, 2006, 2005 and 2004.

17

	Year Ended December 31,
	2006	2005	2004
Net realized gains (losses):
Fixed maturity and
short-term investments	$(13,149)	$(20,129)	$34,960
Equity investments	(2,446)	43,884	8,040
Mortgage loans on real estate	3,129	625	5,318
Other	(124)	(81)	(13)
Provisions for mortgage
impairments	514	14,678	9,642
Net realized gains (losses) on
investments	$(12,076)	$38,977	$57,947

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $373,278, $351,149, and $367,558 for the years ended December 31, 2006, 2005 and 2004, respectively. The amounts of net realized gains (losses) allocated to the participating fund account were $(12,465), $(3,300), and $8,504 for the years ended December 31, 2006, 2005 and 2004, respectively.

15.	General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Compensation	$516,355	$492,544	$457,959
Commissions	233,098	187,115	193,943
Premium and other taxes	40,121	33,471	33,030
Capitalization of DAC	(60,186)	(50,437)	(52,693)
Rent, net of sublease income	25,353	23,093	33,371
Other	242,761	238,564	247,835
Total	$997,502	$924,350	$913,445

16.	Employee Benefit Plans

On December 31, 2006, the Company adopted the recognition and disclosure provisions of SFAS No. 158. SFAS No. 158 required the Company to recognize the funded status (i.e., the difference between the fair value of plan assets and the projected benefit obligations for the defined benefit plan or the accumulated post-retirement benefit obligation for the post- retirement medical plan) of its pension plan and post-retirement medical plan in the December 31, 2006 statement of financial position, with a corresponding adjustment to accumulated other comprehensive income, net of tax. The adjustment to accumulated other comprehensive income at adoption represents the net unrecognized actuarial losses, unrecognized prior service costs, and unrecognized transition obligation remaining from the initial adoption of Statement of Financial Accounting Standards No. 87, Employer’s Accounting for Pensions (“SFAS No. 87”) all of which were previously netted against the plan’s funded status in the Company’s statement of financial position pursuant to the provisions of SFAS No. 87. These amounts will be subsequently recognized as net periodic pension cost pursuant to the Company’s historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic pension cost in the same periods will be recognized as a component of other comprehensive income. Those

18

amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income at adoption of SFAS No. 158.

The incremental effects of adopting the provisions of SFAS No. 158 on the Company’s statement of financial position at December 31, 2006 are presented in the following table. The adoption of SFAS No. 158 had no effect on the Company’s consolidated statement of income for the year ended December 31, 2006, or for any prior period presented, and it will not effect the Company’s operating results in future periods. Prior to adopting the recognition provisions of SFAS No. 158 at December 31, 2006, the Company recognized an additional minimum pension liability pursuant to the provisions of SFAS No. 87. The effect of recognizing the additional minimum liability is included in table below in the column labeled “Prior to Adopting SFAS No. 158.”

	At December 31, 2006
	Prior to	Effect of	As Reported at
	Adopting	Adopting	December 31,
	SFAS No. 158	SFAS No.158	2006

Deferred income taxes	$169,433	$3,626	$173,059
Other assets	647,566	(20,359)	627,207
Other liabilities	830,777	(9,999)	840,776
Accumulated other
comprehensive income (loss)	(39,803)	(6,734)	(46,537)

Defined benefit pension and post-retirement medical plans - The Company has a noncontributory defined benefit pension plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded post-retirement medical plan (the “medical plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

During December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. Under the Act, which takes effect on January 1, 2006, employers who sponsor postretirement plans that provide for a prescription drug benefit under Medicare Part D may be entitled to a subsidy payment. In conjunction with the effect of this legislation, the Company amended its post-retirement medical plan, whereby it eliminated the provision of medical benefits for retired employees once they become Medicare eligible. The adoption of the amendment resulted in a reduction of the Company’s estimated post-retirement medical plan benefit obligation in the amount of $34,965 on January 1, 2006. On January 1, 2005, the United States employees of CLAC became participants in the Company’s post-retirement medical benefit plan.

A November 30 measurement date is used for the defined benefit pension and post-retirement medical plans. Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

The following table provides a reconciliation of the changes in the benefit obligations, fair value of plan assets, and the funded status for the Company’s defined benefit pension and post-retirement medical plans as of the years ended December 31, 2006 and 2005.

	Defined Benefit		Post-Retirement
	Pension Plan		Medical Plan
	2006	2005	2006	2005
Change in projected benefit

19

obligation:
Benefit obligation, January 1	$275,646	$238,024	$23,923	$50,074
Service cost	9,406	8,498	1,851	2,385
Interest cost	15,970	14,537	1,309	2,421
Actuarial (gain) loss	6,166	21,658	(433)	(2,813)
Benefits paid	(7,463)	(7,071)	(1,003)	(1,089)
Plan change	1,048	-	-	(34,965)
Canada Life plan merger	-	-	-	7,910
Benefit obligation, December 31	$300,773	$275,646	$25,647	$23,923

Change in plan assets:
Fair value of plan assets,
January 1	$208,753	$198,964	$-	$-
Actual return on plan assets	19,243	16,860	-	-
Employer contributions	36,000	-	1,003	1,089
Benefits paid	(7,463)	(7,071)	(1,003)	(1,089)
Fair value of plan assets,
December 31	$256,533	$208,753	$-	$-

Funded status:
Funded status at December 31	(44,240)	(66,893)	(25,647)	(23,923)
Unrecognized net actuarial loss	(A)	67,055	(A)	11,879
Unrecognized prior service cost	(A)	832	(A)	(41,063)
Unrecognized net obligation
or (asset) at transition	(A)	(9,085)	(A)	-
Contribution after measurement
date and before December 31	(A)	4,700	(A)	-
Net amount recognized	(A)	(3,391)	(A)	(53,107)

Amounts recognized in the
consolidated balance sheets:
Prepaid benefit cost (accrued
benefit liability)	(44,240)	(42,539)	(52,171)	(53,107)
Intangible asset	(A)	832	(A)	-
Accumulated other
comprehensive income	(59,213)	(38,316)	26,523	-
Net amount recognized	(A)	(3,391)	(A)	(53,107)

(A)	Not applicable under the provisions of SFAS No. 158.

The accumulated benefit obligation for the defined benefit pension plan was $279,828 and $255,992 at December 31, 2006 and 2005, respectively.

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2006.

Defined Benefit		Post-Retirement
Pension Plan		Medical Plan
Gross	Net of Tax	Gross	Net of Tax

20

Net gain (loss) Net prior service (cost) credit Net transition asset (obligation)	$(65,367)	$(42,488)	$(10,813)	$(7,028)
	(1,417)	(921)	37,336	24,268
	7,571	4,921	-	-
	$(59,213)	$(38,488)	$26,523	$17,240

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2007.

	Defined Benefit		Post-Retirement
	Pension Plan		Medical Plan
	Gross	Net of Tax	Gross	Net of Tax
Net gain (loss) Net prior service (cost) credit Net transition asset (obligation)	$(4,924)	$(3,201)	$(632)	$(411)
	(218)	(142)	3,727	2,423
	1,514	984	-	-
	$(3,628)	$(2,359)	$3,095	$2,012

The expected benefit payments for the Company’s defined benefit pension and post-retirement medical plans for the years indicated are as follows.

	Defined Benefit	Post-Retirement
	Pension Plan	Medical Plan
2007	$8,754	$793
2008	9,577	1,007
2009	10,326	1,196
2010	10,958	1,420
2011	11,974	1,665
2012 through 2016	79,088	12,130

Net periodic (benefit) cost included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components.

	Defined Benefit Pension Plan
	2006	2005	2004
Components of net periodic
(benefit) cost:
Service cost	$9,406	$8,498	$8,576
Interest cost	15,970	14,537	13,317
Expected return on plan assets	(16,835)	(15,610)	(14,933)
Amortization of transition
obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized
prior service costs	462	632	632
Amortization of loss from
earlier periods	5,447	4,035	2,751
Net periodic (benefit) cost	$12,936	$10,578	$8,829

	Post-Retirement Medial Plan
	2006	2005	2004
Components of net periodic
(benefit) cost:
Service cost	$1,851	$2,385	$2,891
Interest cost	1,309	2,421	2,735

21

Expected return on plan assets	-	-	-
Amortization of transition
obligation	-	-	-
Amortization of unrecognized
prior service costs	(3,727)	(1,868)	(713)
Amortization of loss from
earlier periods	633	532	664
Net periodic (benefit) cost	$66	$3,470	$5,577

The following table presents the assumptions used in determining benefit obligations for the years ended December 31, 2006, 2005 and 2004.

	Defined Benefit Pension Plan
	2006	2005	2004
Discount rate	5.75%	5.75%	6.00%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	3.19%	3.19%	3.19%

	Post-Retirement Medical Plan
	2006	2005	2004
Discount rate	5.75%	5.75%	6.00%
Expected return on plan assets	-	-	-
Rate of compensation increase	-	-	-

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 9.5% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2015.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates.

	One Percentage	One Percentage
	Point Increase	Point Decrease
Increase (decrease) on total of service
and interest cost on components	$475	$(402)
Increase (decrease) on post-
retirement benefit obligation	3,634	(2,758)

22

The following table presents how the Company’s pension plan assets are invested at December 31, 2006 and 2005.

Asset Category:	2006	2005
Equity securities	70%	68%
Debt securities	28%	27%
Real estate	-	4%
Other	2%	1%
Total	100%	100%

The following table presents the Company’s target allocation for invested plan assets at December 31, 2007.

Asset Category:	December 31, 2007
Equity securities	60%
Debt securities	30%
Other	10%
Total	100%

The Company does not expect any plan assets to be returned to it during the year ended December 31, 2007. The Company does not expect to make contributions to its pension plan during the year ended December 31, 2007. The Company expects to contribute $793 to its medical plan during the year ended December 31, 2007.

The investment objective of the defined benefit pension plan is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

Supplemental executive retirement plan - The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The Company’s expense for these plans was $4,942, $3,732 and $3,183 for the years ended December 31, 2006, 2005 and 2004, respectively. The liability associated with these plans was $46,084 and $45,771 at December 31, 2006 and 2005, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

The following table summarizes changes in the benefit obligations and plan assets for the Company’s supplemental executive retirement plans for the years ended December 31, 2006, 2005 and 2004.

	2006	2005
Change in projected benefit
obligation:
Benefit obligation, January 1	$45,771	$36,299
Service cost	964	818
Interest cost	2,565	2,147
Plan amendments	-	4,261
Actuarial (gain) loss	(1,270)	3,186
Benefits paid	(1,946)	(940)
Benefit obligation, December 31	$46,084	$45,771

23

	2006	2005
Change in plan assets:
Fair value of plan assets, January 1	$-	$-
Employer contributions	1,946	940
Benefits paid	(1,946)	(940)
Fair value of plan assets, December 31	$-	$-

		Year Ended December 31,
		2006	2005
Funded status:
Funded status, December 31		$(46,084)	$(45,771)
Unrecognized net actuarial gain		(A)	8,327
Unrecognized prior service cost		(A)	9,096
Net amount recognized	$	(A)	$(28,348)

		Year Ended December 31,
		2006	2005
Amounts recognized in the
consolidated balance sheets:
Accrued benefit cost (accrued
benefit liability)	$	(A)	$(35,348)
Intangible asset		(A)	6,726
Accumulated other
comprehensive income		(14,740)	(274)
Net amount recognized	$	(A)	$(28,348)

(A)	Not applicable under the provisions of SFAS No. 158.

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2006.

	Gross	Net of Tax
Net gain (loss)	$(6,668)	$(4,334)
Net prior service (cost) credit	(8,072)	(5,247)
Net transition asset (obligation)	-	-
	$(14,740)	$(9,581)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2007.

	Gross	Net of Tax
Net gain (loss)	$250	$162
Net prior service (cost) credit	986	641
Net transition asset (obligation)	-	-
	$1,236	$803

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The expected benefit payments for the Company’s supplemental executive retirement plans for the years indicated are as follows:

2007	$1,950
2008	1,762
2009	2,068
2010	2,245
2011	2,510
2012 through 2016	14,114

Net periodic (benefit) cost included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components.

	2006	2005	2004
Components of net periodic cost:
Service cost	$964	$818	$767
Interest cost	2,564	2,147	1,871
Amortization of unrecognized
prior service costs	1,024	598	545
Amortization of loss from prior
periods	390	169	-
Net periodic benefit cost	$4,942	$3,732	$3,183

The following table presents the assumptions used in determining benefit obligations for the years ended December 31, 2006, 2005 and 2004.

	2006	2005	2004
Discount rate	5.75%	5.75%	6.00%
Rate of compensation increase	6.00%	6.00%	6.00%

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2006, 2005 and 2004 were $8,825, $8,153 and $7,522, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $18,495 and $17,837 at December 31, 2006 and 2005, respectively. The participant deferrals earned interest at the average rates of 6.49% and 6.08% during the years ended December 31, 2006 and 2005, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.41% to 8.30% for retired participants. Interest expense related to this plan was $1,295, $1,199 and $1,184 for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Effective January 1, 2005, this

25

program no longer accepted participant deferrals. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $5,658 and $6,055 at December 31, 2006 and 2005, respectively. The participant deferrals earned interest at the average rate of 4.50% during both years ended December 31, 2006 and 2005. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $269, $282 and $291 for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $12,531 and $10,633 at December 31, 2006 and 2005, respectively. Unrealized gains (losses) on invested participant deferrals were $1,556 and $542 for the years ended December 31, 2006 and 2005, respectively.

17.	Federal Income Taxes

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Reduction in tax contingency	(0.9)%	(0.2)%	(0.3)%
Investment income not subject
to federal tax	(1.3)%	(1.0)%	(1.3)%
Tax credits	(3.7)%	(3.8)%	(2.4)%
State income taxes,
net of federal benefit	0.8%	0.7%	0.2%
Other, net	1.1%	(0.4)%	0.3%
Effective federal income tax rate	$31.0%	$30.3%	$31.5%

The Company has reduced its liability for tax contingencies in each of the last three years due to the completion of Internal Revenue Service examinations.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2006 and 2005, are as follows.

	December 31,
	2006		2005
	Deferred	Deferred	Deferred	Deferred
	Tax	Tax	Tax	Tax
	Asset	Liability	Asset	Liability
Policyholder reserves	$103,638	$-	$219,932	$-
Proxy tax deferred
acquisition costs	89,614	-	85,164	-
Deferred acquisition costs	-	129,168	-	117,392
Investment assets	-	93,101	-	104,817
Net operating loss
carry forward	172,709	-	100,044	-
Other	29,367	-	7,113	-
Total deferred taxes	$395,328	$222,269	$412,253	$222,209

Amounts presented for investment assets above include $4,329 and $(3,709) related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2006 and 2005, respectively.

46

The Company, together with certain of its subsidiaries, and GWL&A Financial have entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis. Certain other subsidiaries file their federal income tax returns separately.

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the GWL&A Financial consolidated federal income tax return. As of December 31, 2006, the subsidiary had net operating loss carry forwards expiring as follows.

Year
2025	$371,058
2026	122,397
Total	$493,455

Included in due from parent and affiliates at December 31, 2006 and 2005 is $(14,707) and $13,661, respectively, of income taxes receivable (payable) from GWLA Financial related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheet at December 31, 2006 is $12,034 of income taxes payable in other liabilities and at December 31, 2005 is $5,128 of income taxes receivable in other assets related to the separate federal income tax returns filed by certain subsidiaries and other state income tax receivables.

18.	Segment Information

The Company has three business segments: Great-West Healthcare, Financial Services and Other. The Great-West Healthcare segment markets and administers group life and health insurance to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to individuals, public and not-for-profit employers and corporations, and offers life insurance products to individuals and businesses. The Company’s Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company. The Company’s business segments are strategic business units that offer different products and services. They are managed separately as each segment has its own unique distribution channels.

As of December 31, 2006, the Company’s business segments have been redefined from prior reports whereby, the Other segment was identified and reported separately. The segment reporting for prior periods has been restated to reflect this change in business segments.

The accounting policies of each of the segments are the same as those described in Note 1. The Company evaluates performance of its business segments based on their profitability from operations after income taxes.

The Company’s operations are not materially dependent on one or a few customers, brokers or agents. The following tables summarize segment financial information for the year ended and as of December 31, 2006.

	Year Ended December 31, 2006
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Revenue:
Premium income	$932,349	$381,098	$125,129	$1,438,576
Fee income	702,252	336,564	4,808	1,043,624
Net investment
income	81,330	1,043,049	39,646	1,164,025
Net realized

gains on
investments	(437)	(10,840)	(799)	(12,076)
Total revenue	1,715,494	1,749,871	168,784	3,634,149
Benefits and
expenses:
Benefits	833,313	1,119,244	115,180	2,067,737
Operating
expenses	669,308	335,947	72,061	1,077,316
Total benefits
and expenses	1,502,621	1,455,191	187,241	3,145,053
Net operating
income before
income taxes	212,873	294,680	(18,457)	489,096
Income taxes	72,241	85,879	(6,226)	151,894
Net income	$140,632	$208,801	$(12,231)	$337,202

	December 31, 2006
	Great-West	Financial
Assets:	Healthcare	Services	Other	Total
Investments	$1,635,105	$19,320,572	$1,101,398	$22,057,075
Other assets	233,750	2,530,174	370,881	3,134,805
Separate
account assets	-	16,289,974	-	16,289,974
Total assets	$1,868,855	$38,140,720	$1,472,279	$41,481,854

The following tables summarize segment financial information for the year ended and as of December 31, 2005.

	Year Ended December 31, 2005
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Revenue:
Premium income	$678,333	$380,135	$166,668	$1,225,136
Fee income	661,738	298,238	4,723	964,699
Net investment
income	67,556	1,006,843	15,681	1,090,080
Net realized
gains on
investments	20,280	23,393	(4,696)	38,977
Total revenue	1,427,907	1,708,609	182,376	3,318,892
Benefits and
expenses:
Benefits	495,343	1,130,801	166,318	1,792,462
Operating
expenses	669,524	297,651	26,255	993,430
Total benefits and
expenses	1,164,867	1,428,452	192,573	2,785,892
Net operating
income before
income taxes	263,040	280,157	(10,197)	533,000
Income taxes	86,928	77,285	(2,768)	161,445

Net income	$176,112	$202,872	$(7,429)	$371,555

	December 31, 2005
	Great-West	Financial
Assets:	Healthcare	Services	Other	Total
Investments	$1,473,452	$18,254,648	$814,684	$20,542,784
Other assets	199,463	2,471,158	110,285	2,780,906
Separate
account assets	-	14,455,710	-	14,455,710
Total assets	$1,672,915	$35,181,516	$924,969	$37,779,400

The following tables summarize segment financial information for the year ended and as of December 31, 2004.

	Year Ended December 31, 2004
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Revenue:
Premium income	$261,957	$409,111	$-	$671,068
Fee income	647,226	264,291	4,127	915,644
Net investment
income	51,083	992,793	6,026	1,049,902
Net realized
gains on
investments	7,686	33,712	16,549	57,947
Total revenue	967,952	1,699,907	26,702	2,694,561
Benefits and
expenses:
Benefits	68,466	1,165,498	(351)	1,233,613
Operating
expenses	675,026	280,570	28,712	984,308
Total benefits and
expenses	743,492	1,446,068	28,361	2,217,921
Net operating
income before
income taxes	224,460	253,839	(1,659)	476,640
Income taxes	75,102	76,345	(1,227)	150,220
Net income	$149,358	$177,494	$(432)	$326,420

The following tables, which summarize premium and fee income by segment, present supplemental information for the years ended December 31, 2006, 2005 and 2004.

	Year Ended December 31,
	2006	2005	2004
Premium Income:
Great-West Healthcare:
Group Life & Health	$932,349	$678,333	$261,957
Total Great-West Healthcare	932,349	678,333	261,957
Financial Services:
Retirement Services	10,661	6,277	1,640
Individual Markets	370,437	373,858	407,471

Total Financial Services	381,098	380,135	409,111
Other	125,129	166,668	-
Total premium income	$1,438,576	$1,225,136	$671,068

	Year Ended December 31,
	2006	2005	2004
Fee Income:
Great-West Healthcare:
Group Life & Health	$702,252	$661,738	$647,226
Total Great-West Healthcare	702,252	661,738	647,226
Financial Services:
Retirement Services	293,784	258,064	226,958
Individual Markets	42,780	40,174	37,333
Total Financial Services	336,564	298,238	264,291
Other	4,808	4,723	4,127
Total fee income	$1,043,624	$964,699	$915,644

19.	Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the market price of the shares on the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements. Generally, options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. As of December 31, 2006 there were 3,118,288 underlying options available for award to employees under the Lifeco plan.

The Company adopted the provisions of SFAS No. 123R on January 1, 2006, applying the modified prospective transition method of adoption; accordingly, the results of prior years have not been restated. Prior to January 1, 2006, the Company accounted for share-based payment awards under the recognition and measurement provisions of APB No. 25 and the related interpretations, as permitted by SFAS No. 123. During the year ended December 31, 2006, the Company recognized $4,525 in its consolidated statement of income related to share-based compensation expense. No share-based compensation cost was recognized in the consolidated statements of income during the years ended December 31, 2005 or 2004 since the stock options granted prior to adoption of SFAS No. 123R had exercise prices equal to the market value of the underlying Lifeco common stock on the date of grant.

Under the modified prospective transition method, share-based compensation cost related to the unvested portion of awards outstanding at the time of adoption of SFAS No. 123R will be recognized in earnings rateably over the future vesting periods of the awards. For share-based compensation awards that are granted or modified after the adoption of SFAS No. 123R, compensation cost will be recognized in earnings using the accelerated attribution method permitted under SFAS No. 123R.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them post-retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time. At December 31, 2006, the Company had $5,665, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through December 2010. The weighted average period over which these costs will be recognized in earnings is 1.9 years.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees, which are outstanding at December 31, 2006. The options granted relate to stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations.

	Weighted Average
		Exercise	Remaining
	Shares	Price	Contractual	Aggregate
	Under	(Whole	Term	Intrinsic
	Option	Dollars)	(Years)	Value ¹
Outstanding,
January 1, 2006	6,043,866	$14.04
Granted	-	-
Exercised	(969,763)	10.13
Expired or cancelled	(167,500)	13.92
Outstanding,
December 31, 2006	4,906,603	$14.82	5.1	$69,022

Vested and
expected to vest,
December 31, 2006	4,799,203	$14.67	5.0	$68,243

Exercisable,
December 31, 2006	3,832,603	$12.91	4.3	$61,229

¹

The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2006 and the exercise price of the option multiplied by the number of options.

The following table illustrates the proforma effect on net income for the years ended December 31, 2005 and 2004 as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	Year Ended December 31,
Proforma disclosures:	2005	2004
Net income, as reported	$371,555	$326,420
Less: compensation for fair value of stock options,
net of related tax effect	(3,061)	(3,352)
Proforma net income	$368,494	$323,068

As a result of adopting SFAS No. 123R, the Company’s income before income taxes and net income for the year ended December 31, 2006 were $4,525 and $4,038 lower, respectively, than if it had continued to account for share-based compensation under APB No. 25. The adoption of SFAS No. 123R did not have an effect on the Company’s cash flow. The cash proceeds from the exercise of stock options are received and retained by Lifeco.

The following table presents other information regarding options under the Lifeco plan during the year ended December 31, 2006.

		Year Ended
		December 31, 2006
Weighted average fair value of options granted	$	N/A
Intrinsic value of options exercised ¹		14,655
Fair value of options vested		5,836

¹

The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

20.	Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space. The following table shows, as of December 31, 2006, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2007 through 2011 and thereafter.

			Total
Year Ended	Related Party	Operating	Contractual
December 31,	Notes	Leases	Obligation
2007	$-	$24,152	$24,152
2008	-	25,603	25,603
2009	-	24,352	24,352
2010	-	10,039	10,039
2011	-	2,155	2,155
Thereafter	528,400	931	529,331

21.	Commitments and Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on the Company’s consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2010. Interest accrues at a rate dependent upon various conditions and terms of borrowings. The agreement requires the Company to maintain a minimum adjusted net worth of $900,000 plus 50% of its net income, if positive (both compiled by the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2005. The Company had no borrowings under the credit facility at either December 31, 2006 or 2005 and was in compliance with all covenants.

In connection with certain acquisitions, the Company agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. The contingent consideration obligations are not considered contractual obligations and are not accrued for prior to the attainment of the objectives. Any such contingent payments will be considered as additional purchase consideration and will result in an adjustment to the purchase price allocation in the period in which the contingency is resolved.

22.	Subsequent Event

On February 1, 2007, Lifeco announced that it had entered into agreements with Marsh & McLennan Companies, Inc. whereby GWL&A Financial will acquire the asset management business of Putnam Investment Trust (“Putnam”). The transaction is expected to close in the second quarter of 2007.

In connection with the Putnam transaction, the Company plans to terminate the CLAC indemnity reinsurance agreement discussed in Note 4. This termination is expected to occur in the second quarter of 2007 and will result in a reduction of invested assets, cash and reinsurance receivables as well as policy benefit liabilities of approximately $1,948 million.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	As of and for the year ended December 31, 2006
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Deferred
acquisition costs	$-	$451,215	$-	$451,215
Future policy benefits,
losses, claims and
expenses	291,120	18,762,743	221,443	19,275,306
Unearned premiums	59,850	599	-	60,449
Other policy claims and
benefits payable	621,233	458,113	17,875	1,097,221
Premium income	932,349	381,098	125,129	1,438,576
Net investment income	81,330	1,043,049	39,646	1,164,025
Benefits, claims, losses
and settlement
expenses	833,313	1,119,244	115,180	2,067,737
Amortization of
deferred acquisition
costs	-	44,524	-	44,524
Other operating
expenses	669,308	335,947	72,061	1,077,316

	As of and for the year ended December 31, 2005
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Deferred
acquisition costs	$-	$416,815	$-	$416,815
Future policy benefits,
losses, claims and
expenses	302,710	17,703,748	167,391	18,173,849
Unearned premiums	49,435	480	-	49,915
Other policy claims and
benefits payable	588,091	422,347	702	1,011,140
Premium income	678,333	380,135	166,668	1,225,136
Net investment income	67,556	1,006,843	15,681	1,090,080
Benefits, claims, losses
and settlement
expenses	495,343	1,130,801	166,318	1,792,462

Amortization of
deferred acquisition
costs	-	51,306	-	51,306
Other operating
expenses	669,524	297,651	26,255	993,430

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	For the year ended December 31, 2004
	Great-West	Financial
Operations:	Healthcare	Services	Other	Total
Premium income	$261,957	$409,111	$-	$671,068
Net investment income	51,083	992,793	6,026	1,049,902
Benefits, claims, losses
and settlement
expenses	68,466	1,165,498	(351)	1,233,613
Amortization of
deferred acquisition
costs	-	53,846	-	53,846
Other operating
expenses	675,026	280,570	28,712	984,308

Maxim Series Account of Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
Maxim Series III Account:

ASSETS:
Investments at market value (1)	$718,053	$178,899	$154,835	$58,717	$698,212	$267,536
Investment income due and accrued	3,039

Total assets	721,092	178,899	154,835	58,717	698,212	267,536

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	50	31	11	10	120	46

Total liabilities	50	31	11	10	120	46

NET ASSETS	$721,042	$178,868	$154,824	$58,707	$698,092	$267,490

NET ASSETS REPRESENTED BY:
Accumulation units	$721,042	$178,868	$154,824	$58,707	$698,092	$267,490

ACCUMULATION UNITS OUTSTANDING	58,594	9,453	10,664	3,382	17,646	7,082

UNIT VALUE (ACCUMULATION)		$12.31	$18.92	$14.52	$17.36	$39.56	$37.77

(1)	Cost of investments:	$583,731	$150,173	$164,817	$56,314	$557,945	$250,850
	Shares of investments:	19,863	5,685	13,775	4,897	29,165	20,548

The accompanying notes are an integral part of these financial statements.							(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO
Maxim Series III Account:

ASSETS:
Investments at market value (1)	$54,289	$8,684	$468,610	$550,903	$258,565	$330,698
Investment income due and accrued

Total assets	54,289	8,684	468,610	550,903	258,565	330,698

LIABILITIES:
Redemptions payable						5,401
Due to Great West Life & Annuity Insurance Company	9	1	81	94	44	57

Total liabilities	9	1	81	94	44	5,458

NET ASSETS	$54,280	$8,683	$468,529	$550,809	$258,521	$325,240

NET ASSETS REPRESENTED BY:
Accumulation units	$54,280	$8,683	$468,529	$550,809	$258,521	$325,240

ACCUMULATION UNITS OUTSTANDING	4,710	595	14,092	21,614	9,213	20,120

UNIT VALUE (ACCUMULATION)	$11.52	$14.59	$33.25	$25.48	$28.06	$16.17

(1) Cost of investments:	$57,909	$8,449	$395,199	$462,646	$226,905	$304,553
Shares of investments:	4,354	845	43,673	28,007	20,554	29,793

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
Maxim Series III Account:

ASSETS:
Investments at market value (1)	$97,397	$38,491	$1,650,443	$2,222,149	$1,750,293	$400,972
Investment income due and accrued			616

Total assets	97,397	38,491	1,651,059	2,222,149	1,750,293	400,972

LIABILITIES:
Redemptions payable	5,767			6,262
Due to Great West Life & Annuity Insurance Company	17	7	248	382	226	69

Total liabilities	5,784	7	248	6,644	226	69

NET ASSETS	$91,613	$38,484	$1,650,811	$2,215,505	$1,750,067	$400,903

NET ASSETS REPRESENTED BY:
Accumulation units	$91,613	$38,484	$1,650,811	$2,215,505	$1,750,067	$400,903

ACCUMULATION UNITS OUTSTANDING	5,408	2,605	127,167	73,268	70,292	17,435

UNIT VALUE (ACCUMULATION)	$16.94	$14.77	$12.98	$30.24	$24.90	$22.99

(1) Cost of investments:	$89,466	$35,871	$1,650,443	$2,694,810	$1,492,803	$363,015
Shares of investments:	8,491	3,676	1,650,443	98,806	87,340	22,326

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO	TOTAL MAXIM SERIES III ACCOUNT
Maxim Series III Account:

ASSETS:
Investments at market value (1)	$323,764	$138,319	$573,983	$460,673	$11,404,485
Investment income due and accrued					3,655

Total assets	323,764	138,319	573,983	460,673	11,408,140

LIABILITIES:
Redemptions payable					17,430
Due to Great West Life & Annuity Insurance Company	56	24	39	31	1,653

Total liabilities	56	24	39	31	19,083

NET ASSETS	$323,708	$138,295	$573,944	$460,642	$11,389,057

NET ASSETS REPRESENTED BY:
Accumulation units	$323,708	$138,295	$573,944	$460,642	$11,389,057

NET ASSETS	$323,708	$138,295	$573,944	$460,642	$11,389,057

ACCUMULATION UNITS OUTSTANDING	12,752	7,964	35,110	27,248

UNIT VALUE (ACCUMULATION)	$25.38	$17.37	$16.35	$16.91

(1) Cost of investments:	$368,747	$143,952	$460,727	$346,372	$10,865,697
Shares of investments:	18,726	11,904	27,126	24,259

The accompanying notes are an integral part of these financial statements.	(Concluded)
MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$10,657	$2,330	$7,549	$1,140	$4,084	$609

EXPENSES:
Mortality and expense risk	3,137	2,149	780	385	9,175	3,342

NET INVESTMENT INCOME (LOSS)	7,520	181	6,769	755	(5,091)	(2,733)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	1,959	21,994	(1,890)	79	44,273	3,865
Realized gain distributions	0	14,413	323	4,814	28,985	21,275

Net realized gain (loss)	1,959	36,407	(1,567)	4,893	73,258	25,140

Change in net unrealized appreciation (depreciation)

on investments	81,734	(19,448)	58	536	(4,448)	3,914

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$91,213	$17,140	$5,260	$6,184	$63,719	$26,321

INVESTMENT INCOME RATIO (2006)	1.70%	1.35%	4.84%	3.70%	0.56%	0.23%

INVESTMENT INCOME RATIO (2005)	1.63%	0.30%	5.02%	1.12%	0.48%	0.60%

INVESTMENT INCOME RATIO (2004)	1.81%	0.34%	5.59%	0.62%	0.26%	0.20%

INVESTMENT INCOME RATIO (2003)	1.52%	0.61%	4.43%	0.49%	0.18%	0.05%

INVESTMENT INCOME RATIO (2002)	1.37%	0.95%	5.13%	0.28%	0.21%	0.10%

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM GROWTH INDEX PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO

Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$2,207	$261	$2,670	$2,245	$8,437	$14,458

EXPENSES:
Mortality and expense risk	640	164	2,852	6,164	5,959	3,575

NET INVESTMENT INCOME (LOSS)	1,567	97	(182)	(3,919)	2,478	10,883

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(463)	1,687	(221,915)	43,400	14,621	12,101
Realized gain distributions	0	301	0	41,747	70,729	0

Net realized gain (loss)	(463)	1,988	(221,915)	85,147	85,350	12,101

Change in net unrealized appreciation (depreciation)
on investments	333	(1,135)	199,591	(18,834)	9,521	3,312

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,437	$950	$(22,506)	$62,394	$97,349	$26,296

INVESTMENT INCOME RATIO (2006)	4.31%	1.99%	0.46%	0.46%	1.77%	5.05%

INVESTMENT INCOME RATIO (2005)	3.94%	3.27%	0.91%	0.54%	1.66%	6.49%

INVESTMENT INCOME RATIO (2004)	4.18%	2.97%	1.36%	0.38%	1.60%	7.52%

INVESTMENT INCOME RATIO (2003)	4.34%	3.66%	1.06%	0.21%	1.78%	6.20%

INVESTMENT INCOME RATIO (2002)	3.58%	2.41%	0.69%	0.23%	1.43%	4.69%

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	MAXIM MODERATE PROFILE I PORTFOLIO	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$8,873	$3,074	$977	$58,759	$28,104	$25,815

EXPENSES:
Mortality and expense risk	5,317	2,060	494	14,183	26,649	15,698

NET INVESTMENT INCOME	3,556	1,014	483	44,576	1,455	10,117

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	30,561	17,535	1,370	0	(76,991)	54,096
Realized gain distributions	27,181	10,344	2,398	0	145,827	73,070

Net realized gain	57,742	27,879	3,768	0	68,836	127,166

Change in net unrealized appreciation (depreciation)
on investments	(19,181)	(12,984)	(1,081)	0	197,025	139,309

NET INCREASE IN NET ASSETS

RESULTING FROM OPERATIONS	$42,117	$15,909	$3,170	$44,576	$267,316	$276,592

INVESTMENT INCOME RATIO (2006)	2.09%	1.87%	2.47%	4.54%	1.32%	1.59%

INVESTMENT INCOME RATIO (2005)	2.07%	1.86%	2.49%	2.67%	1.22%	1.55%

INVESTMENT INCOME RATIO (2004)	2.21%	1.86%	2.59%	0.93%	1.35%	1.55%

INVESTMENT INCOME RATIO (2003)	1.68%	3.29%	2.25%	0.75%	1.25%	1.66%

INVESTMENT INCOME RATIO (2002)	1.04%	2.16%	2.18%	1.39%	0.94%	1.40%

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	MAXIM VALUE INDEX PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$698	$0	$6,727	$3,088	$4,070	$5,762

EXPENSES:

Mortality and expense risk	5,347	4,565	1,875	2,201	2,763	2,122

NET INVESTMENT INCOME (LOSS)	(4,649)	(4,565)	4,852	887	1,307	3,640

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	28,166	(14,310)	(5,381)	42,720	35,422	10,405
Realized gain distributions	31,524	0	0	0	62,688	0

Net realized gain (loss)	59,690	(14,310)	(5,381)	42,720	98,110	10,405

Change in net unrealized appreciation (depreciation)
on investments	(32,307)	24,466	4,354	(34,421)	(32,096)	69,680

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$22,734	$5,591	$3,825	$9,186	$67,321	$83,725

INVESTMENT INCOME RATIO (2006)	0.16%		4.48%	0.98%	0.74%	1.36%

INVESTMENT INCOME RATIO (2005)			4.21%	1.67%	0.99%	1.34%

INVESTMENT INCOME RATIO (2004)			4.03%	1.50%	0.01%	1.16%

INVESTMENT INCOME RATIO (2003)			4.20%	4.24%		1.69%

INVESTMENT INCOME RATIO (2002)			5.66%	1.82%	0.52%	1.77%

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

TOTAL MAXIM SERIES III ACCOUNT
Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$202,594

EXPENSES:
Mortality and expense risk	121,596

NET INVESTMENT INCOME	80,998

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	43,304
Realized gain distributions	535,619

Net realized gain	578,923

Change in net unrealized appreciation
on investments	557,898

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,217,819

The accompanying notes are an integral part of these financial statements.	(Concluded)
MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	DREYFUS STOCK INDEX FUND		FIDELITY VIP CONTRAFUND PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$7,520	$6,045	$181	$(1,836)	$6,769	$7,273
Net realized gain (loss)	1,959	754	36,407	12,096	(1,567)	5,630
Change in net unrealized appreciation (depreciation)
on investments	81,734	16,384	(19,448)	18,197	58	(10,505)

Increase in net assets resulting
from operations	91,213	23,183	17,140	28,457	5,260	2,398

CONTRACT TRANSACTIONS:
Purchase payments	16,237	28,638	6,237	10,713	7,139	10,086
Redemptions	(10,953)	(6,546)	(59,955)	(54,742)	(27)	(9,889)
Transfers, net	57,697	6,768	29,010	8,950	(21,955)	3,872
Contract maintenance charges	(131)	(206)	(126)	(118)	0	(44)

Increase (decrease) in net assets resulting from
contract transactions	62,850	28,654	(24,834)	(35,197)	(14,843)	4,025

23

Total increase (decrease) in net assets	154,063	51,837	(7,694)	(6,740)	(9,583)	6,423

NET ASSETS:
Beginning of period	566,979	515,142	186,562	193,302	164,407	157,984

End of period	$721,042	$566,979	$178,868	$186,562	$154,824	$164,407

CHANGES IN UNITS OUTSTANDING:
Units issued	6,663	3,823	2,491	1,404	545	1,005
Units redeemed	(1,015)	(988)	(3,917)	(3,543)	(1,624)	(715)

Net increase (decrease)	5,648	2,835	(1,426)	(2,139)	(1,079)	290

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MIDCAP VALUE PORTFOLIO		MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

24

OPERATIONS:
Net investment income (loss)	$755	$(21)	$(5,091)	$(6,911)	$(2,733)	$(1,790)
Net realized gain	4,893	1,114	73,258	92,121	25,140	26,809
Change in net unrealized appreciation
on investments	536	122	(4,448)	(66,491)	3,914	(29,949)

Increase (decrease) in net assets resulting
from operations	6,184	1,215	63,719	18,719	26,321	(4,930)

CONTRACT TRANSACTIONS:
Purchase payments	2,083	1,848	2,020	3,504	4,510	3,731
Redemptions	0	0	(151,610)	(105,207)	(24,927)	(7,391)
Transfers, net	33,018	0	(52,146)	(30,351)	(10,238)	3,158
Contract maintenance charges	(87)	(66)	(376)	(405)	(65)	(81)

Increase (decrease) in net assets resulting from
contract transactions	35,014	1,782	(202,112)	(132,459)	(30,720)	(583)

Total increase (decrease) in net assets	41,198	2,997	(138,393)	(113,740)	(4,399)	(5,513)

NET ASSETS:
Beginning of period	17,509	14,512	836,485	950,225	271,889	277,402

End of period	$58,707	$17,509	$698,092	$836,485	$267,490	$271,889

CHANGES IN UNITS OUTSTANDING:
Units issued	2,237	131	75	188	267	282
Units redeemed	(6)	(5)	(5,677)	(3,907)	(1,187)	(304)

Net increase (decrease)	2,231	126	(5,602)	(3,719)	(920)	(22)

The accompanying notes are an integral part of these financial statements.						(Continued)

25

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM BOND INDEX PORTFOLIO		MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM GROWTH INDEX PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:					(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,567	$1,311	$97	$814	$(182)	$26
Net realized gain (loss)	(463)	44	1,988	926	(221,915)	(43,450)
Change in net unrealized appreciation (depreciation)

26

on investments	333	(952)	(1,135)	(570)	199,591	59,195

Increase (decrease) in net assets resulting
from operations	1,437	403	950	1,170	(22,506)	15,771

CONTRACT TRANSACTIONS:
Purchase payments	0	0	0	0	6,380	10,102
Redemptions	(3,703)	(1,033)	(33,541)	0	(32,824)	(78,178)
Transfers, net	8,146	283	0	0	(568,272)	(16,774)
Contract maintenance charges	0	(13)	0	0	(164)	(378)

Increase (decrease) in net assets resulting from
contract transactions	4,443	(763)	(33,541)	0	(594,880)	(85,228)

Total increase (decrease) in net assets	5,880	(360)	(32,591)	1,170	(617,386)	(69,457)

NET ASSETS:
Beginning of period	48,400	48,760	41,274	40,104	617,386	686,843

End of period	$54,280	$48,400	$8,683	$41,274	$0	$617,386

CHANGES IN UNITS OUTSTANDING:
Units issued	733	37	0	0	787	2,429
Units redeemed	(329)	(105)	(2,417)	0	(64,228)	(9,936)

Net increase (decrease)	404	(68)	(2,417)	0	(63,441)	(7,507)

(1)	The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM INDEX 600 PORTFOLIO		MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(3,919)	$(3,498)	$2,478	$1,547	$10,883	$17,575
Net realized gain	85,147	33,204	85,350	9,279	12,101	10,696
Change in net unrealized appreciation
on investments	(18,834)	(2,668)	9,521	28,133	3,312	(20,881)

Increase in net assets resulting
from operations	62,394	27,038	97,349	38,959	26,296	7,390

CONTRACT TRANSACTIONS:
Purchase payments	8,750	2,500	12,624	7,828	0	2,503
Redemptions	(108,657)	(36,183)	(27,721)	(23,232)	(54,462)	(58,856)
Transfers, net	17,071	(40)	32,620	67,870	(25,954)	(16,000)
Contract maintenance charges	(142)	(157)	(150)	(179)	(67)	(71)

Increase (decrease) in net assets resulting from
contract transactions	(82,978)	(33,880)	17,373	52,287	(80,483)	(72,424)

Total increase (decrease) in net assets	(20,584)	(6,842)	114,722	91,246	(54,187)	(65,034)

NET ASSETS:
Beginning of period	489,113	495,955	436,087	344,841	312,708	377,742

End of period	$468,529	$489,113	$550,809	$436,087	$258,521	$312,708

CHANGES IN UNITS OUTSTANDING:
Units issued	2,233	92	2,728	3,956	103	99
Units redeemed	(4,786)	(1,292)	(2,052)	(1,215)	(3,117)	(3,000)

Net increase (decrease)	(2,553)	(1,200)	676	2,741	(3,014)	(2,901)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM MODERATE PROFILE I PORTFOLIO		MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,556	$4,491	$1,014	$1,211	$483	$477
Net realized gain	57,742	29,843	27,879	14,238	3,768	2,034

Change in net unrealized appreciation
on investments	(19,181)	(8,111)	(12,984)	(3,432)	(1,081)	(724)

Increase in net assets resulting
from operations	42,117	26,223	15,909	12,017	3,170	1,787

CONTRACT TRANSACTIONS:
Purchase payments	3,751	1,949	2,499	5,000	3,750	1,249
Redemptions	(267,687)	(56,360)	(89,452)	(6,199)	(427)	(411)
Transfers, net	(88)	(828)	(26,002)	(22,129)	(8,594)	0
Contract maintenance charges	(114)	(164)	(119)	(146)	(27)	(33)

Increase (decrease) in net assets resulting from
contract transactions	(264,138)	(55,403)	(113,074)	(23,474)	(5,298)	805

Total increase (decrease) in net assets	(222,021)	(29,180)	(97,165)	(11,457)	(2,128)	2,592

NET ASSETS:
Beginning of period	547,261	576,441	188,778	200,235	40,612	38,020

End of period	$325,240	$547,261	$91,613	$188,778	$38,484	$40,612

CHANGES IN UNITS OUTSTANDING:
Units issued	253	141	164	354	272	96
Units redeemed	(17,571)	(4,097)	(7,278)	(1,953)	(651)	(34)

Net increase (decrease)	(17,318)	(3,956)	(7,114)	(1,599)	(379)	62

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM MONEY MARKET PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$44,576	$17,095	$1,455	$(727)	$10,117	$8,843
Net realized gain	0	0	68,836	35,612	127,166	122,860
Change in net unrealized appreciation (depreciation)
on investments	0	0	197,025	39,405	139,309	(83,193)

Increase in net assets resulting
from operations	44,576	17,095	267,316	74,290	276,592	48,510

CONTRACT TRANSACTIONS:
Purchase payments	74,246	15,154	3,400	4,101	33,648	29,827
Redemptions	(268,091)	(204,575)	(142,039)	(231,859)	(337,483)	(95,942)
Transfers, net	776,538	58,022	(20,280)	(80,961)	122,198	(1,417)
Contract maintenance charges	(587)	(519)	(807)	(926)	(424)	(541)

Increase (decrease) in net assets resulting from
contract transactions	582,106	(131,918)	(159,726)	(309,645)	(182,061)	(68,073)

Total increase (decrease) in net assets	626,682	(114,823)	107,590	(235,355)	94,531	(19,563)

NET ASSETS:

Beginning of period	1,024,129	1,138,952	2,107,915	2,343,270	1,655,536	1,675,099

End of period	$1,650,811	$1,024,129	$2,215,505	$2,107,915	$1,750,067	$1,655,536

CHANGES IN UNITS OUTSTANDING:
Units issued	82,162	12,709	1,855	161	8,360	3,078
Units redeemed	(36,440)	(23,418)	(7,543)	(12,242)	(11,704)	(5,535)

Net increase (decrease)	45,722	(10,709)	(5,688)	(12,081)	(3,344)	(2,457)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(4,649)	$(5,612)	$(4,565)	$(5,102)	$4,852	$7,239
Net realized gain (loss)	59,690	37,278	(14,310)	(32,262)	(5,381)	(487)
Change in net unrealized appreciation (depreciation)
on investments	(32,307)	22,345	24,466	44,475	4,354	(4,745)

Increase in net assets resulting
from operations	22,734	54,011	5,591	7,111	3,825	2,007

CONTRACT TRANSACTIONS:
Purchase payments	3,976	4,710	9,623	3,027	2,560	0
Redemptions	(133,675)	(72,232)	(34,753)	(69,163)	(71,281)	(44,187)
Transfers, net	30,388	21,441	(43,314)	(32,614)	(14,656)	0
Contract maintenance charges	(116)	(140)	(253)	(288)	(68)	(123)

Decrease in net assets resulting from
contract transactions	(99,427)	(46,221)	(68,697)	(99,038)	(83,445)	(44,310)

Total increase (decrease) in net assets	(76,693)	7,790	(63,106)	(91,927)	(79,620)	(42,303)

NET ASSETS:
Beginning of period	477,596	469,806	386,814	478,741	217,915	260,218

End of period	$400,903	$477,596	$323,708	$386,814	$138,295	$217,915

CHANGES IN UNITS OUTSTANDING:
Units issued	1,689	1,356	442	138	610	0
Units redeemed	(6,151)	(3,740)	(3,140)	(4,441)	(5,578)	(2,654)

Net decrease	(4,462)	(2,384)	(2,698)	(4,303)	(4,968)	(2,654)

The accompanying notes are an integral part of these financial statements.						(Continued)
MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	MAXIM VALUE INDEX PORTFOLIO		NEUBERGER BERMAN AMT PARTNERS PORTFOLIO		TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
	2006	2005	2006	2005	2006	2005
Maxim Series III Account:	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$887	$1,334	$1,307	$2,533	$3,640	$3,215
Net realized gain	42,720	2,121	98,110	22,870	10,405	5,603
Change in net unrealized appreciation
on investments	(34,421)	8,909	(32,096)	58,039	69,680	28,634

Increase in net assets resulting
from operations	9,186	12,364	67,321	83,442	83,725	37,452

CONTRACT TRANSACTIONS:
Purchase payments	2,084	5,101	15,152	22,602	17,560	19,794
Redemptions	(41,389)	(29,285)	(100,962)	(78,690)	(11,580)	(11,103)
Transfers, net	(295,224)	6,000	25,026	73,315	(7,724)	(48,033)
Contract maintenance charges	(1)	(8)	(157)	(204)	(101)	(113)

Increase (decrease) in net assets resulting from
contract transactions	(334,530)	(18,192)	(60,941)	17,023	(1,845)	(39,455)

Total increase (decrease) in net assets	(325,344)	(5,828)	6,380	100,465	81,880	(2,003)

NET ASSETS:
Beginning of period	325,344	331,172	567,564	467,099	378,762	380,765

End of period	$0	$325,344	$573,944	$567,564	$460,642	$378,762

CHANGES IN UNITS OUTSTANDING:
	Units issued	2,616	851	2,792	6,919	2,728	2,544
	Units redeemed	(26,420)	(2,270)	(6,458)	(5,632)	(2,610)	(5,395)

	Net increase (decrease)	(23,804)	(1,419)	(3,666)	1,287	118	(2,851)

(1)	The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.							(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	TOTAL MAXIM SERIES III ACCOUNT
	2006	2005
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$80,998	$55,532
Net realized gain	578,923	388,933
Change in net unrealized appreciation (depreciation)
on investments	557,898	91,617

Increase in net assets resulting
from operations	1,217,819	536,082

CONTRACT TRANSACTIONS:
Purchase payments	238,229	193,967
Redemptions	(2,007,199)	(1,281,263)
Transfers, net	37,265	532
Contract maintenance charges	(4,082)	(4,923)

Decrease in net assets resulting from
contract transactions	(1,735,787)	(1,091,687)

Total decrease in net assets	(517,968)	(555,605)

NET ASSETS:
Beginning of period	11,907,025	12,462,630

End of period	$11,389,057	$11,907,025

CHANGES IN UNITS OUTSTANDING:
Units issued	122,805	41,793
Units redeemed	(221,899)	(96,421)

Net decrease	(99,094)	(54,628)

The accompanying notes are an integral part of these financial statements.		(Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
	Units	Unit Fair Value			Net Assets	Expense Ratio			Total Return
	(000s)	lowest to highest			(000s)	lowest to highest			lowest to highest
Maxim Series III Account:

DREYFUS STOCK INDEX FUND
2006	59	$12.31	to	$12.31	$721	0.50%	to	0.50%	14.94%	to	14.94%
2005	53	$10.71	to	$10.71	$567	0.50%	to	0.50%	4.18%	to	4.18%
2004	50	$10.28	to	$10.28	$515	0.50%	to	0.50%	10.09%	to	10.09%
2003	50	$9.34	to	$9.34	$468	0.50%	to	0.50%	27.73%	to	27.73%
2002	46	$7.31	to	$7.31	$338	0.50%	to	0.50%	(22.73)%	to	(22.73)%
FIDELITY VIP CONTRAFUND PORTFOLIO
2006	9	$18.92	to	$18.92	$179	1.25%	to	1.25%	10.32%	to	10.32%
2005	11	$17.15	to	$17.15	$187	1.25%	to	1.25%	15.49%	to	15.49%
2004	13	$14.85	to	$14.85	$193	1.25%	to	1.25%	14.05%	to	14.05%
2003	13	$13.02	to	$13.02	$167	1.25%	to	1.25%	26.88%	to	26.88%
2002	16	$10.26	to	$10.26	$163	1.25%	to	1.25%	(10.47)%	to	(10.47)%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2006	11	$14.52	to	$14.52	$155	0.50%	to	0.50%	3.71%	to	3.71%

2005	12	$14.00	to	$14.00	$164	0.50%	to	0.50%	1.52%	to	1.52%
2004	11	$13.79	to	$13.79	$158	0.50%	to	0.50%	3.45%	to	3.45%
2003	12	$13.33	to	$13.33	$159	0.50%	to	0.50%	5.86%	to	5.86%
2002	15	$12.60	to	$12.60	$188	0.50%	to	0.50%	9.95%	to	9.95%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2006	3	$17.36	to	$17.36	$59	0.50%	to	0.50%	14.14%	to	14.14%
2005	1	$15.21	to	$15.21	$18	1.25%	to	1.25%	7.42%	to	7.42%
2004	3	$14.16	to	$14.16	$15	1.25%	to	1.25%	15.45%	to	15.45%
2003	3	$12.27	to	$12.27	$42	1.25%	to	1.25%	28.96%	to	28.96%
2002	4	$9.51	to	$9.51	$42	1.25%	to	1.25%	(18.65)%	to	(18.65)%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2006	18	$39.56	to	$39.56	$698	1.25%	to	1.25%	9.95%	to	9.95%
2005	23	$35.98	to	$35.98	$836	1.25%	to	1.25%	2.10%	to	2.10%
2004	27	$35.24	to	$35.24	$950	1.25%	to	1.25%	10.89%	to	10.89%
2003	28	$31.78	to	$31.78	$893	1.25%	to	1.25%	27.97%	to	27.97%
2002	28	$24.83	to	$24.83	$689	1.25%	to	1.25%	(11.89)%	to	(11.89)%
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2006	7	$37.77	to	$37.77	$267	1.25%	to	1.25%	11.15%	to	11.15%
2005	8	$33.98	to	$33.98	$272	1.25%	to	1.25%	(1.71)%	to	(1.71)%

2004	8	$34.57	to	$34.57	$277	1.25%	to	1.25%	20.65%	to	20.65%
2003	8	$28.65	to	$28.65	$218	1.25%	to	1.25%	27.64%	to	27.64%
2002	11	$22.45	to	$22.45	$245	1.25%	to	1.25%	(7.42)%	to	(7.42)%

MAXIM BOND INDEX PORTFOLIO
2006	5	$11.52	to	$11.52	$54	1.25%	to	1.25%	2.49%	to	2.49%
2005	4	$11.24	to	$11.24	$48	1.25%	to	1.25%	0.81%	to	0.81%
2004	4	$11.15	to	$11.15	$49	1.25%	to	1.25%	2.00%	to	2.00%
2003	5	$10.93	to	$10.93	$50	1.25%	to	1.25%	1.79%	to	1.79%
2002	4	$10.74	to	$10.74	$38	1.25%	to	1.25%	7.40%	to	7.40%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2006	1	$14.58	to	$14.58	$9	1.25%	to	1.25%	6.42%	to	6.42%
2005	3	$13.70	to	$13.70	$41	1.25%	to	1.25%	2.93%	to	2.93%
2004	3	$13.31	to	$13.31	$40	1.25%	to	1.25%	5.60%	to	5.60%
2003	3	$12.61	to	$12.61	$38	1.25%	to	1.25%	9.96%	to	9.96%
2002	2	$11.47	to	$11.47	$23	1.25%	to	1.25%	(1.88)%	to	(1.88)%
MAXIM INDEX 600 PORTFOLIO
2006	14	$33.25	to	$33.25	$469	1.25%	to	1.25%	13.17%	to	13.17%
2005	17	$29.38	to	$29.38	$489	1.25%	to	1.25%	5.72%	to	5.72%
2004	18	$27.79	to	$27.79	$496	1.25%	to	1.25%	20.27%	to	20.27%

2003	16	$23.11	to	$23.11	$372	1.25%	to	1.25%	36.41%	to	36.41%
2002	14	$16.94	to	$16.94	$236	1.25%	to	1.25%	(16.30)%	to	(16.30)%
MAXIM INVESCO ADR PORTFOLIO
2006	22	$25.48	to	$25.48	$551	1.25%	to	1.25%	22.32%	to	22.32%
2005	21	$20.83	to	$20.83	$436	1.25%	to	1.25%	9.92%	to	9.92%
2004	18	$18.95	to	$18.95	$345	1.25%	to	1.25%	18.15%	to	18.15%
2003	20	$16.04	to	$16.04	$323	1.25%	to	1.25%	29.68%	to	29.68%
2002	17	$12.37	to	$12.37	$210	1.25%	to	1.25%	(14.22)%	to	(14.22)%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2006	9	$28.06	to	$28.06	$259	1.25%	to	1.25%	9.70%	to	9.70%
2005	12	$25.58	to	$25.58	$313	1.25%	to	1.25%	2.44%	to	2.44%
2004	15	$24.97	to	$24.97	$378	1.25%	to	1.25%	9.60%	to	9.60%
2003	14	$22.78	to	$22.78	$320	1.25%	to	1.25%	28.49%	to	28.49%
2002	15	$17.73	to	$17.73	$264	1.25%	to	1.25%	9.72%	to	9.72%
MAXIM MODERATE PROFILE I PORTFOLIO
2006	20	$16.17	to	$16.17	$325	1.25%	to	1.25%	10.60%	to	10.60%
2005	37	$14.62	to	$14.62	$547	1.25%	to	1.25%	4.95%	to	4.95%
2004	41	$13.93	to	$13.93	$576	1.25%	to	1.25%	9.96%	to	9.96%
2003	44	$12.66	to	$12.66	$562	1.25%	to	1.25%	18.70%	to	18.70%

2002	24	$10.67	to	$10.67	$260	1.25%	to	1.25%	(9.65)%	to	(9.65)%

MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2006	5	$16.94	to	$16.94	$92	1.25%	to	1.25%	12.33%	to	12.33%
2005	13	$15.08	to	$15.08	$189	1.25%	to	1.25%	6.35%	to	6.35%
2004	14	$14.18	to	$14.18	$200	1.25%	to	1.25%	11.97%	to	11.97%
2003	17	$12.66	to	$12.66	$215	1.25%	to	1.25%	22.43%	to	22.43%
2002	14	$10.34	to	$10.34	$144	1.25%	to	1.25%	(13.18)%	to	(13.18)%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2006	3	$14.77	to	$14.77	$38	1.25%	to	1.25%	8.52%	to	8.52%
2005	3	$13.61	to	$13.61	$41	1.25%	to	1.25%	4.61%	to	4.61%
2004	3	$13.01	to	$13.01	$38	1.25%	to	1.25%	8.29%	to	8.29%
2003	3	$12.01	to	$12.01	$34	1.25%	to	1.25%	15.06%	to	15.06%
2002	1	$10.44	to	$10.44	$9	1.25%	to	1.25%	(6.54)%	to	(6.54)%
MAXIM MONEY MARKET PORTFOLIO
2006	127	$13.18	to	$12.27	$1,651	0.50%	to	1.25%	3.29%	to	3.98%
2005	81	$12.76	to	$11.80	$1,024	0.50%	to	1.25%	1.51%	to	2.25%
2004	92	$11.54	to	$12.57	$1,139	0.50%	to	1.25%	(0.31)%	to	0.44%
2003	120	$11.49	to	$12.61	$1,484	0.50%	to	1.25%	(0.52)%	to	0.22%

2002	124	$11.46	to	$12.68	$1,560	0.50%	to	1.25%	0.16%	to	0.88%
MAXIM STOCK INDEX PORTFOLIO
2006	73	$30.24	to	$30.24	$2,216	1.25%	to	1.25%	13.26%	to	13.26%
2005	79	$26.70	to	$26.70	$2,108	1.25%	to	1.25%	3.73%	to	3.73%
2004	91	$25.74	to	$25.74	$2,343	1.25%	to	1.25%	9.37%	to	9.37%
2003	105	$23.53	to	$23.53	$2,472	1.25%	to	1.25%	26.82%	to	26.82%
2002	107	$18.56	to	$18.56	$1,993	1.25%	to	1.25%	(22.89)%	to	(22.89)%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2006	70	$34.90	to	$17.77	$1,750	0.50%	to	1.25%	17.63%	to	18.55%
2005	74	$29.67	to	$14.99	$1,656	0.50%	to	1.25%	2.84%	to	3.59%
2004	76	$14.47	to	$28.85	$1,675	0.50%	to	1.25%	13.60%	to	14.46%
2003	82	$12.64	to	$25.39	$1,626	0.50%	to	1.25%	24.20%	to	25.14%
2002	74	$10.10	to	$20.45	$1,198	0.50%	to	1.25%	(14.22)%	to	(13.60)%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2006	17	$22.99	to	$22.99	$401	1.25%	to	1.25%	5.41%	to	5.41%
2005	22	$21.81	to	$21.81	$478	1.25%	to	1.25%	12.71%	to	12.71%
2004	24	$19.35	to	$19.35	$470	1.25%	to	1.25%	16.63%	to	16.63%
2003	23	$16.59	to	$16.59	$384	1.25%	to	1.25%	36.11%	to	36.11%
2002	24	$12.19	to	$12.19	$295	1.25%	to	1.25%	(22.95)%	to	(22.95)%

MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO
2006	13	$25.39	to	$25.39	$324	1.25%	to	1.25%	1.40%	to	1.40%
2005	15	$25.04	to	$25.04	$387	1.25%	to	1.25%	3.30%	to	3.30%
2004	20	$24.24	to	$24.24	$479	1.25%	to	1.25%	4.68%	to	4.68%
2003	24	$23.15	to	$23.15	$554	1.25%	to	1.25%	29.33%	to	29.33%
2002	26	$17.90	to	$17.90	$460	1.25%	to	1.25%	(31.84)%	to	(31.84)%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
2006	8	$17.36	to	$17.36	$138	1.25%	to	1.25%	3.03%	to	3.03%
2005	13	$16.85	to	$16.85	$218	1.25%	to	1.25%	0.90%	to	0.90%
2004	16	$16.70	to	$16.70	$260	1.25%	to	1.25%	2.61%	to	2.61%
2003	19	$16.27	to	$16.27	$313	1.25%	to	1.25%	1.30%	to	1.30%
2002	22	$16.06	to	$16.06	$345	1.25%	to	1.25%	8.44%	to	8.44%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
2006	35	$16.35	to	$16.35	$574	0.50%	to	0.50%	11.68%	to	11.68%
2005	39	$14.64	to	$14.64	$568	0.50%	to	0.50%	17.50%	to	17.50%
2004	37	$12.46	to	$12.46	$467	0.50%	to	0.50%	18.38%	to	18.38%
2003	36	$10.52	to	$10.52	$376	0.50%	to	0.50%	34.42%	to	34.42%
2002	33	$7.83	to	$7.83	$260	0.50%	to	0.50%	(24.49)%	to	(24.49)%
TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO

2006	27	$16.91	to	$16.91	$461	0.50%	to	0.50%	21.13%	to	21.13%
2005	27	$13.96	to	$13.96	$379	0.50%	to	0.50%	9.92%	to	9.92%
2004	30	$12.70	to	$12.70	$381	0.50%	to	0.50%	18.28%	to	18.28%
2003	30	$10.74	to	$10.74	$324	0.50%	to	0.50%	31.89%	to	31.89%
2002	23	$8.14	to	$8.14	$191	0.50%	to	0.50%	(18.84)%	to	(18.84)%

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1.	ORGANIZATION

The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim Series I) were and will remain subject to the previous charges while the contracts purchased after September 24, 1984 (Maxim Series II) are charged with the new amounts (see Note 4). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

As of September 19, 1994, the Company began offering a new contract in the Series Account (Maxim Series III MVP contracts). The administrative charges for these contracts differ from the administrative charges for the contracts in the Maxim Series I and Maxim Series II (see Note 4) and are therefore accounted for separately. On September 1, 1998, the Company began offering an additional contract within Maxim Series III, the AICPA contracts. The administrative charges for these contracts are different from the charges for the MVP contracts within Maxim Series III (see Note 4).

Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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Security Transactions

Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Contracts in the Payout Phase

Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment

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income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	Purchases	Sales
Maxim Series I Account:
Maxim Money Market Portfolio	$339	$106
Maxim Stock Index Portfolio	1,329	236

Total	$1,668	$342

	Purchases	Sales
Maxim Series II Account:
Maxim Money Market Portfolio	$221,989	$305,616
Maxim Stock Index Portfolio	847,747	2,518,867
Maxim U.S. Government Securities Portfolio	213,627	796,923

Total	$1,283,363	$3,621,406

	Purchases	Sales
Maxim Series III Account:
Dreyfus Stock Index Fund	$84,248	$14,238
Fidelity VIP Contrafund Portfolio	61,883	72,150
Janus Aspen Flexible Bond Portfolio	15,410	23,145
Maxim Aggressive Profile I Portfolio	41,055	467
Maxim Ariel Midcap Value Portfolio	35,691	214,048
Maxim Ariel Small-Cap Value Portfolio	31,182	43,342
Maxim Bond Index Portfolio	10,353	4,349
Maxim Conservative Profile I Portfolio	563	33,718
Maxim Growth Index Portfolio	9,039	604,236
Maxim Index 600 Portfolio	113,021	158,144
Maxim INVESCO ADR Portfolio	142,768	52,034
Maxim Loomis Sayles Bond Portfolio	17,161	86,813
Maxim Moderate Profile I Portfolio	39,804	267,917
Maxim Moderately Aggressive Profile I Portfolio	13,418	109,409
Maxim Moderately Conservative Profile I Portfolio	7,125	9,548
Maxim Money Market Portfolio	1,087,243	460,927
Maxim Stock Index Portfolio	225,695	232,152
Maxim T. Rowe Price Equity/Income Portfolio	256,721	355,783
Maxim T. Rowe Price Midcap Growth Portfolio	69,775	142,407
Maxim Trusco Small-Cap Growth Portfolio	10,536	83,863
Maxim U.S. Government Securities Portfolio	16,989	95,625
Maxim Value Index Portfolio	41,418	375,058
Neuberger Berman AMT Partners Portfolio	107,496	104,424
Templeton FTVIPT Foreign Securities Portfolio	46,220	44,391

Total	$2,484,814	$3,588,188

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4.	EXPENSES AND RELATED PARTY TRANSACTIONS

Below is a description of the types of charges assessed by the separate account. The chart that follows the descriptions indicates the fees for each product.

Contract Maintenance Charge (or Certificate Maintenance Charge, as applicable)

On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners (or certificate owners in the case of the AICPA contracts). If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

Charges Incurred for Total or Partial Surrenders

Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” for Maxim III MVP contracts is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed daily, from the net asset value of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change.

Deductions for Premium Taxes

The Company currently will pay any applicable premium tax or other tax, levied by the government, when due. If the contract value is used to purchase an annuity under the annuity options, the dollar amount of any premium tax previously paid or payable upon annuitization by the Company will be charged against the contract value.

Fee Table

	Maxim I	Maxim II	Maxim III
			MVP	AICPA
Contract/Certificate Maintenance Charge	$30	$35	$27	$30*

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Transfers	$0	$0	$0	$24**
Mortality & Expense Risks	1.25%	1.40%	1.25%	.5%

*	Fee is waived if account balance is greater than $25,000 on the contract anniversary date.
**	Fee is assessed per transfer if there are more than 24 transfers per calendar year.

Related Party Transactions

GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.	ACCUMULATION UNIT VALUES

A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2006 is included on the following pages.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized. As the total return for the five years ended December 31, 2006 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

C-5

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The consolidated balance sheets of Great-West Life & Annuity Insurance Company (“Great-West”) as of December 31, 2005 and 2006, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006, as well as the statement of assets and liabilities of Maxim Series Account as of December 31, 2006, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended are included in Part B.

(b)	Exhibits

(1)

Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 811-03249) filed April 27, 2001.

(2)	Not Applicable

(3)

Underwriting Agreement between Great-West and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Pre- Effective Amendment No. 1 (File No. 333-44839) filed August 14, 1998.

(4)

Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed March 10, 1982. Form of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 811-03249) filed April 27, 2001.

(5)

Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed March 10, 1982. Form of application used with variable annuity contract currently is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 811-03249) filed April 27, 2001.

(6)

Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor’s Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996; Amended Bylaws of Depositor are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-98550).

(7)	Not Applicable

(8)(a)

Participation agreement, dated April 1, 1982, with Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post Effective Amendment No. 15 on Form N-4 (File No. 33-82610) filed on April 26, 2006.

(8)(b)	Participation agreement, dated October 26, 2006, with Fidelity Distributors Corporation is filed herewith.

(8)(c)	Rule 22c-2 Shareholder Information Agreement, dated April 16, 2007, with Maxim Series Fund, Inc. is filed herewith.

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8(d)	SEC Rule 22c-2 Amendment, dated March 27, 2007, with Fidelity Distributors Corporation is filed herewith.

(9)

Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 (File No. 811-03249) filed April 27, 2001.

(10)	(a)	Written Consent of Jorden Burt LLP filed herewith.
(b)	Written Consent of Deloitte & Touche LLP filed herewith.

.

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney for Messrs. Balog, Bernbach, Dachow, A. Desmarais, P. Desmarais, Jr., Gratton, Kavanagh, Louvel, McCallum, Nickerson, Nield, Plessis-Bélair and Walsh are filed herewith.

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor
J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, Florida 32963	Director
John L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director
O. T. Dackow	8515 East Orchard Road Greenwood Village, CO 80111	Director
A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
R. Gratton	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Chairman
K. P. Kavanagh, C. M.	100 Osborne Street North Winnipeg, Manitoba, Canada R3C 3A5	Director
Alain Louvel	P.O. Box 1073 38 Beach Lane Wainscott, NY 11975	Director
W. Mackness	696 Whitehaven Crescent London, Ontario, Canada N6G 4V4	Director
W. T. McCallum	8525 East Orchard Road Greenwood Village, CO 80111	Vice-Chairman
R. L. McFeetors	8515 East Orchard Road Greenwood Village, CO 80111	Director, President and Chief Executive Officer
J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director

C-2

D. A. Nield	330 University Avenue Toronto, Ontario, Canada M5G 1R8	Director
R.J. Orr	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M. Plessis-Bélair, F. C. A.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
B. E. Walsh	QVan Capital, LLC 1 Dock Street, 4th Floor Stamford, Connecticut 06902	Director
G.C. Bogdewiecz	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Human Resources
S. M. Corbett	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Controller
M.R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Operations
T. L. Fouts	8505 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Medical Officer
J. R. Gabbert	8505 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Information Officer
M. T. G. Graye	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President and Chief Financial Officer
D. A. Goldin	8505 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Healthcare Operations
W. T. Hoffmann	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
C. M. Knackstedt	8505 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Healthcare Management
J. L. McCallen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Actuary
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Corporate Administration
S.A. Miller	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Systems
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Retirement Services
R. F. Rivers	8505 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Healthcare
M. Rosenbaum	8505 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Healthcare Finance
G. E. Seller	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Government Markets
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Individual Markets
D. J. Stefanson	8505 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Healthcare Underwriting
G. D. Webb	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Retirement Services, P/NP Operations
D. L. Wooden	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Financial Services

C-3

Item 26.	Persons controlled by or under common control with the Depositor or Registrant

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada (Canada) – Holding and Management Company
100.0% - 2795957 Canada Inc. (Canada) – Holding Company
100.0% - 171263 Canada Inc. (Canada) – Holding Company
66.4% - Power Financial Corporation (Canada) – Holding Company
70.6% - Great-West Lifeco Inc. (Canada) – Holding Company
100.0% - GWL&A Financial (Canada) Inc. (Canada) – Holding Company
100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) – Holding Company
100.0% - GWL&A Financial Inc. (Delaware) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (Canada) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (Canada) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital, LLC (Delaware) – Holding Company
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (Delaware) – Holding Company
100.0% - Great-West Life & Annuity Insurance Company (Colorado) – Life and Health Insurance Company
100.0% - First Great-West Life & Annuity Insurance Company (New York) – Life and Health Insurance Company
100.0% - Advised Assets Group, LLC (Colorado) – Investment Adviser
100.0% - Alta Health & Life Insurance Company (Indiana) – Life and Health Insurance Company
100.0% - BenefitsCorp, Inc. (Delaware) – Insurance Agency
100.0% - GWFS Equities, Inc. ( Delaware) – Securities Broker/Dealer
100.0% - BenefitsCorp, Inc. of Wyoming (Wyoming) – Insurance Agency
100.0% - Canada Life Insurance Company of America (Michigan) – Life and Health Insurance Company
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (South Carolina) – Captive Insurance Company
100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) – Third Party
100.0% - Emjay Corporation (Wisconsin) – Third Party Administrator
100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) Third Party Administrator
100.0% - Great-West Healthcare Holdings, Inc. (Colorado) – Holding Company
100.0% - Great-West Healthcare, Inc. (Vermont) – Network Contracting, Development and Management
100.0% - Great-West Healthcare of Arizona, Inc. (Arizona) – Health Care Services Organization
100.0% - Great-West Healthcare of California, Inc. (California) – Health Maintenance Organization
100.0% - Great-West Healthcare of Colorado, Inc. (Colorado) – Health Maintenance Organization
100.0% - Great-West Healthcare of Florida, Inc. (Florida) – Health Maintenance Organization
100.0% - Great-West Healthcare of Georgia, Inc. (Georgia) – Health Maintenance Organization
100.0% - Great-West Healthcare of Illinois, Inc. (Illinois) – Health Maintenance Organization
100.0% - Great-West Healthcare of Indiana, Inc. (Indiana) – Health Maintenance Organization
100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) – Health Maintenance Organization
100.0% - Great-West Healthcare of New Jersey, Inc. (New Jersey) – Health Maintenance Organization

C-1

100.0% - Great-West Healthcare of North Carolina, Inc. (North Carolina) – Health Maintenance Organization
100.0% - Great-West Healthcare of Ohio, Inc. (Ohio) – Health Maintenance Organization
100.0% - Great-West Healthcare of Oregon, Inc. (Oregon) – Health Maintenance Organization
100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) – Health Maintenance Organization
100.0% - Great-West Healthcare of Tennessee, Inc. (Tennessee) – Health Maintenance Organization
100.0% - Great-West Healthcare of Texas, Inc. (Texas) – Health Maintenance Organization
100.0% - Great-West Healthcare of Washington, Inc. (Whashington) – Health Maintenance Organization
100.0% - One Orchard Equities, Inc. (Colorado) Securities Broker/Dealer
100.0% - Mediversal, Inc. (Nevada) – Third Party Administrator
100.0% - Universal Claims Administration (Nevada) – Third Party Administrator
100.0% - FASCore, LLC (Colorado) – Third Party Administrator
100.0% - GWL Properties Inc. (Colorado) – Real Estate Corporation
50.0% - Westkin Properties Ltd. (California) – Real Estate Corporation
100.0% - Great-West Benefit Services, Inc. (Delaware) – Leasing Company
88.89% - Maxim Series Fund, Inc. (Maryland) – Investment Company
100.0% - GW Capital Management, LLC (Colorado) – Investment Adviser
100.0% - Orchard Capital Management, LLC (Colorado) – Investment Adviser
100.0% - Orchard Trust Company, LLC (Colorado) – Trust Company
100.0% - IHN, Inc. (Indiana) - Network Contracting, Development and Management
100.0% - Lottery Receivable Company One LLC (Delaware) – Lottery Annuity Administrator
100.0% - LR Company II, L.L.C. (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust IV (Delaware) – Lottery Annuity Administrator
100.0% - Singer Collateral Trust V (Delaware) – Lottery Annuity Administrator

C-2

Item 27.	Number of Owners

As of March 31, 2007, there were 243 Owners. 188 of the Owners are qualified, while the other 55 Owners are non-qualified.

Item 28.	Indemnification

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer, or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)           "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2)           "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold any similar position with, another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)	"Expenses" includes counsel fees.

(4)           "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)           "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)           "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)           "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)          Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)           In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)          In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

(c)           In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)           A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)           The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)           In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)          In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)          Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)           A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)           The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)           The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)           A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)           The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)          Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)          Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)           If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)          If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)           A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)	The determinations required by under subsection (1) of this section shall be made:

(a)           By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

(b)          If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)          If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)           By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders.

(4)           Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)           An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)           A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)           A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)           A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)          Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)

“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29.	Principal Underwriter

(a)

GWFS Equities, Inc. currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account, COLI VUL-2 Series Account, Variable Annuity-1 Series Account of Great-West and Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company in addition to those of the Registrant.

(b)	Directors and Officers of GWFS

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President, and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
T. M. Connolly	300 Broadacres Drive Bloomfield, NJ 07003	Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
M. P. Sole	One North LaSalle Suite 3200 Chicago, IL 60602	Vice President

G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer
D. K. Cohen	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Investments Compliance Officer

(c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:

Net
Name of	Underwriting	Compensation
Principal	Discounts and	on	Brokerage
Underwriter	Commissions	Redemption	Commissions	Compensation

GWFS	-0-	-0-	-0-	-0-

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

(a)

Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

Great-West represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 17 to the Registration Statement and has caused this Registration Statement on Form N-4 to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 23 day of April 2007.

MAXIM SERIES ACCOUNT
(Registrant)

BY:	/s/ R. L. McFeetors
R. L. McFeetors
President and Chief Executive Officer

BY: GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

(Depositor)

BY:	/s/ R. L. McFeetors

R. L. McFeetors

President and Chief Executive Officer

As required by the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ R. Gratton
R. Gratton*	Chairman of the Board	April 23, 2007

/s/ W. T. McCallum
W. T. McCallum*	Vice-Chairman of the Board	April 23, 2007

/s/ R. L. McFeetors
R. L. McFeetors	Director, President and Chief Executive Officer	April 23, 2007

/s/ M. T. G. Graye
M. T. G. Graye	Executive Vice President and Chief Financial Officer	April 23, 2007

/s/ J. Balog
J. Balog*	Director	April 23, 2007

/s/ J.L. Bernbach
J.L. Bernbach*	Director	April 23, 2007

/s/ O. T. Dackow

O. T. Dackow*	Director	April 23, 2007

/s/ A. Desmarais
A. Desmarais*	Director	April 23, 2007

/s/ P. Desmarais
P. Desmarais, Jr.*	Director	April 23, 2007

/s/ K. P. Kavanagh
K. P. Kavanagh*	Director	April 23, 2007

/s/ A. Louvel
A. Louvel*	Director	April 23, 2007

W. Mackness	Director

/s/ J. E. A. Nickerson
J. E. A. Nickerson*	Director	April 23, 2007

/s/ D.A. Nield
D. A. Nield*	Director	April 23, 2007

R. J. Orr	Director

/s/ M. Plessis-Bélair
M. Plessis-Bélair*	Director	April 23, 2007

/s/ B. E. Walsh
B. E. Walsh*	Director	April 23, 2007

*By: /s/ R.G. Shultz		April 23, 2007

Attorney-in-fact pursuant to Powers of Attorney filed herewith.